EXHIBIT 99.4


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                      GREENWICH CAPITAL ACCEPTANCE, INC.

                                   Depositor

                     SEQUOIA MORTGAGE FUNDING CORPORATION

                                    Seller

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                Master Servicer

                                      and

                           FIRST UNION NATIONAL BANK

                                    Trustee

                    --------------------------------------


                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1998

                    --------------------------------------


                           SEQUOIA MORTGAGE TRUST 3
                    MORTGAGE LOAN ASSET BACKED CERTIFICATES


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

                               Table of Contents
                                                                         Page

                                   ARTICLE I
                                  DEFINITIONS

                                  ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01      Conveyance of Mortgage Loans..............................29
Section 2.02      Acceptance by Trustee of the Mortgage Loans...............31
Section 2.03      Representations and Warranties of the Depositor...........33
Section 2.04      Representations, Warranties and Covenants of
                  the Seller................................................34
Section 2.05      Delivery of Opinion of Counsel  in Connection with
                  Substitutions and Repurchases.............................36
Section 2.06      Authentication and Delivery of Certificates...............36
Section 2.07      Designations Under the REMIC Provisions...................37

                                  ARTICLE III
             ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.01      Duties of the Master Servicer.............................37
Section 3.02      Monitoring of Servicers' Performance......................38
Section 3.03      Master Servicer Fidelity Bond and Master
                  Servicer Errors and Omissions Insurance Policy............38
Section 3.04      Master Servicer's Financial Statements and
                  Related Information.......................................38
Section 3.05      Power to Act; Procedures..................................38
Section 3.06      Servicing Agreements; Enforcement of
                  Servicers' Obligations....................................39
Section 3.07      Rights of the Depositor and the Trustee in
                  Respect of the Master Servicer............................39
Section 3.08      Trustee to Act as Master Servicer.........................40
Section 3.09      Collections...............................................40
Section 3.10      Application of Funds in the Certificate Account...........41
Section 3.11      Termination of Servicing Agreements; Successor
                  Servicers.................................................43
Section 3.12      Master Servicer Liable for Enforcement....................43
Section 3.13      No Contractual Relationship Between Servicers and
                  Master Servicer...........................................43
Section 3.14      "Due-on-Sale" Clauses; Assumption Agreements..............44
Section 3.15      Release of Mortgage Files.................................44
Section 3.16      Documents, Records and Funds in Possession of Master
                  Servicer to Be Held for Trustee...........................45
Section 3.17      Representations and Warranties of the Master Servicer.....46
Section 3.18      Standard Hazard and Flood Insurance Policies..............48
Section 3.19      Presentment of Claims and Collection of Proceeds..........48
Section 3.20      Maintenance of the Primary Insurance Policies.............49
Section 3.21      Trustee to Retain Possession of Certain Insurance
                  Policies and Documents....................................49
Section 3.22      Realization upon Defaulted Mortgage Loans; Seller's
                  Option to Purchase........................................49
Section 3.23      REO Property..............................................50
Section 3.24      Reports to the Trustee....................................50
Section 3.25      Annual Officer's Certificate as to Compliance.............51
Section 3.26      Annual Independent Accountants' Servicing Report..........51
Section 3.27      Merger or Consolidation...................................52
Section 3.28      Resignation of Master Servicer............................52
Section 3.29      Assignment or Delegation of Duties by the
                  Master Servicer...........................................52
Section 3.30      Limitation on Liability of the Master Servicer
                  and Others................................................53
Section 3.31      Indemnification; Third-Party Claims.......................53

                                  ARTICLE IV
           DISTRIBUTIONS BY THE TRUSTEE AND MASTER SERVICER ADVANCES

Section 4.01      Distribution Account......................................54
Section 4.02      Master Servicer Advances..................................55
Section 4.03      Permitted Withdrawals from the Distribution
                  Account...................................................55
Section 4.04      Distributions.............................................56
Section 4.05      Monthly Statements to Certificateholders..................59

                                   ARTICLE V
                               THE CERTIFICATES

Section 5.01      The Certificates..........................................61
Section 5.02      Certificate Register; Registration of  Transfer
                  and Exchange of Certificates..............................63
Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.........66
Section 5.04      Persons Deemed Owners.....................................67
Section 5.05      Access to List of Certificateholders' Names
                  and Addresses.............................................67
Section 5.06      Book-Entry Certificates...................................67
Section 5.07      Notices to Depository.....................................68
Section 5.08      Definitive Certificates...................................68
Section 5.09      Maintenance of Office or Agency...........................69

                                  ARTICLE VI
                         THE DEPOSITOR AND THE SELLER

Section 6.01      Respective Liabilities of the Depositor and
                  the Seller................................................69
Section 6.02      [Reserved.................................................69
Section 6.03      Limitation on Liability of the Depositor, the
                  Seller and Others.........................................69

                                  ARTICLE VII
                    DEFAULT; TERMINATION OF MASTER SERVICER

Section 7.01      Events of Default; Trigger Event..........................70
Section 7.02      Trustee to Act; Appointment of Successor..................72
Section 7.03      Notification to Certificateholders........................73

                                 ARTICLE VIII
                            CONCERNING THE TRUSTEE

Section 8.01      Duties of Trustee.........................................73
Section 8.02      Certain Matters Affecting the Trustee.....................74
Section 8.03      Trustee Not Liable for Mortgage Loans.....................75
Section 8.04      Trustee May Own Certificates..............................76
Section 8.05      Master Servicer to Pay Trustee's Fees and
                  Expenses..................................................76
Section 8.06      Eligibility Requirements for Trustee......................76
Section 8.07      Resignation and Removal of Trustee........................77
Section 8.08      Successor Trustee.........................................78
Section 8.09      Merger or Consolidation of Trustee........................78
Section 8.10      Appointment of Co-Trustee or Separate Trustee.............78
Section 8.11      Tax Matters...............................................80

                                  ARTICLE IX
                 TERMINATION AND OPTIONAL CERTIFICATE PURCHASE

Section 9.01      Termination upon Liquidation or  Purchase of all
                  Mortgage Loans............................................82
Section 9.02      Final Distribution on the Certificates....................82
Section 9.03      Additional Termination Requirements.......................84
Section 9.04      Optional Certificate Purchase.............................85

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

Section 10.01     Amendment.................................................86
Section 10.02     Recordation of Agreement; Counterparts....................87
Section 10.03     Governing Law.............................................88
Section 10.04     Intention of Parties......................................88
Section 10.05     Notices...................................................88
Section 10.06     Severability of Provisions................................89
Section 10.07     Assignment................................................89
Section 10.08     Limitation on Rights of Certificateholders................90
Section 10.09     Inspection and Audit Rights...............................90
Section 10.10     Certificates Nonassessable and Fully Paid.................91

                                   EXHIBITS
                                                                          Page

Exhibit A:   Form of Class A-1 Certificate.................................A-1
Exhibit B:   Form of Class A-2 Certificate.................................B-1
Exhibit C:   Form of Class A-3 Certificate.................................C-1
Exhibit D:   Form of Class A-4 Certificate.................................D-1
Exhibit E:   Form of Class A-X1 Certificate................................E-1
Exhibit F:   Form of Class A-X2 Certificate................................F-1
Exhibit G:   Form of Class A-X3 Certificate................................G-1
Exhibit H:   Form of Class A-X4 Certificate................................H-1
Exhibit I:   Form of Class A-IO Certificate................................I-1
Exhibit J:   Form of Class A-PO Certificate................................J-1
Exhibit K:   Form of Class A-R Certificate.................................K-1
Exhibit L:   Form of Class A-RLT Certificate...............................L-1
Exhibit M:   Form of Class M-1 Certificate.................................M-1
Exhibit N:   Form of Class M-2 Certificate.................................N-1
Exhibit O:   Form of Class M-3 Certificate.................................O-1
Exhibit P:   Form of Class B-1 Certificate.................................P-1
Exhibit Q:   Form of Class B-2 Certificate.................................Q-1
Exhibit R:   Form of Class B-3 Certificate.................................R-1
Exhibit S:   Form of Reverse of Certificates...............................S-1
Exhibit T:   Mortgage Loan Schedule........................................T-1
Exhibit U    Form of Transfer Affidavit for the Class A-R
             [A-RLT] Certificate...........................................U-1
Exhibit V    Form of Transferor Certificate................................V-1
Exhibit W:   Form of Investment Letter [Non-Rule 144A].....................W-1
Exhibit X:   Form of Rule 144A Investment Letter...........................X-1
Exhibit Y:   Form of Depository Agreement..................................Y-1
Exhibit Z:   Forms of Mortgage Note........................................Z-1
Exhibit AA:  Seller's Representations and Warranties as to the
             Mortgage Loans...............................................AA-1
Exhibit AB:  List of Servicing Agreements.................................AB-1
Exhibit AC:  List of Purchase and Sale Agreements.........................AC-1
Exhibit AD:  Custodial Agreement..........................................AD-1
Exhibit AE:  Additional Collateral Servicing Agreement....................AE-1
Exhibit AF:  Surety Bond..................................................AF-1

          POOLING AND SERVICING AGREEMENT, dated as of June 1, 1998, among GREENWICH CAPITAL ACCEPTANCE, INC., a Delaware corporation, as depositor (the "Depositor"), SEQUOIA MORTGAGE FUNDING CORPORATION, a Delaware corporation, as seller (the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as master servicer (the "Master Servicer"), and FIRST UNION NATIONAL BANK, a national banking association, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund and is hereby conveying it to the Trustee, in its capacity as trustee of the Trust Fund, in exchange for the Certificates. The Depositor has duly authorized the execution and delivery of this Agreement to provide for such conveyance. All covenants and agreements made by the Depositor, the Master Servicer and the Seller herein are for the benefit and security of the Certificateholders.

          For federal income tax purposes the Trust Fund will include two REMICs. The Lower Tier REMIC will consist of (a) all of the assets constituting the Trust Fund (except the Surety Bond) and will be evidenced by the Lower Tier REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower Tier REMIC) and (b) the Class A-RLT Certificate (which will represent the single "residual interest" in the Lower Tier REMIC). The Trustee will hold the Lower Tier REMIC Regular
Interests. The Upper Tier REMIC will consist of (x) the Lower Tier REMIC Regular Interests and will be evidenced by the Senior Regular Certificates, the Mezzanine Certificates and the Subordinate Certificates (which will represent the "regular interests" in the Upper Tier REMIC) and (y) the Class A-R Certificates (which will represent the single "residual interest" in the Upper Tier REMIC). The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          Principal of and interest on the Lower Tier REMIC Regular Interests and the Class A-RLT Certificate shall be allocated to the corresponding Classes of Certificates in the manner set forth in the following table:



    Lower Tier         Original                             Corresponding
  REMIC Regular       Principal                               Classes of
   Interest            Balance        Interest Rate         Certificates(1)

       1             $225,459,000      Net WAC Rate       Class A-1 and Class
                                                             A-X1 /Class A-IO
       2              $95,000,000      Net WAC Rate       Class A-2 and Class
                                                             A-X2 /Class A-IO
       3             $164,200,000      Net WAC Rate       Class A-3 and Class
                                                             A-X3 /Class A-IO
       4             $121,922,720      Net WAC Rate       Class A-4 and Class
                                                             A-X4 /Class A-IO
       5               $3,033,074         (1)            Class A-PO /Class A-
                                                         IO
       6              $16,127,300      Net WAC Rate       Class M-1 /Class A-
                                                          IO
       7               $7,741,100      Net WAC Rate       Class M-2 /Class A-
                                                          IO
       8               $4,838,200      Net WAC Rate       Class M-3 /Class A-
                                                          IO
       9               $2,580,400      Net WAC Rate       Class B-1 /Class A-
                                                          IO
      10               $1,935,300      Net WAC Rate       Class B-2 /Class A-
                                                          IO
      11               $2,257,929      Net WAC Rate       Class B-3 /Class A-
                                                          IO
      12                      $50      Net WAC Rate       Class A-R /Class A-
                                                          IO
      13                       $0          (2)            Class A-IO

   Lower Tier          Original
 REMIC Residual        Principal
   Interest             Balance      Interest Rate

 Class A-RLT              (3)            (3)

------------------
(1) Lower Tier REMIC Regular Interest 5 will be a principal only Lower Tier REMIC Regular Interest and will not bear interest with respect to any Distribution Date to and including the Initial Optional Call Date; for each Distribution Date following the Initial Optional Call Date, Lower Tier REMIC Regular Interest 5 will bear interest at a rate that is equal to the Pass-Through Rate then applicable to the Class A-PO Certificates.

(2) Lower Tier REMIC Regular Interest 13 will be an interest only Lower Tier REMIC Regular Interest and will be entitled to receive interest on each Distribution Date to and including the Initial Optional Call Date in an amount equal to the sum of (i) interest accrued during the calendar month preceding the month in which such Distribution Date occurs at the rate of 0.0025% per annum on the aggregate of the principal balances of the Non-Discount Mortgage Loans that were Outstanding Mortgage Loans on the Due Date occurring in such preceding calendar month and (ii) any such previously accrued interest not theretofore distributed. For any Distribution Date thereafter Lower Tier REMIC Regular Interest 13 will not bear interest.

(3) The Class A-RLT Certificate will have no principal balance and will not bear interest.

          In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Master Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, either (a) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (b) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (b).

          Additional Collateral: With respect to each Additional Collateral Loan, a security interest in a limited amount of collateral in addition to that provided by the related Mortgaged Property or a third-party guarantee, as described in the applicable Additional Collateral Servicing Agreement.

          Additional Collateral Loans: As of any date, those Interest Only Loans which have Additional Collateral as indicated on the Mortgage Loan Schedule.

          Additional Collateral Servicing Agreements: The Amended and Restated Pledged Asset Mortgage Servicing Agreement between Merrill Lynch Credit Corporation and Redwood Trust, Inc. dated as of November 6, 1997 and the Pledged Asset Mortgage Servicing Agreement between Merrill Lynch Credit Corporation and RWT Holdings, Inc. dated as of April 1, 1998.

          Advance: A Servicer Advance or a Master Servicer Advance or both, as the context requires.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto.

          Aggregate  Mezzanine  Principal  Balance and  Aggregate  Subordinate
Principal Balance: As to any Distribution Date, an amount equal to the aggregate of the Class Principal Balances of the Mezzanine Certificates and of the Subordinate Certificates, respectively, for such date.

          Appraised Value: As to any Mortgage Loan originated in connection with the related Mortgagor's purchase of the related Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal made for the related originator by an independent fee appraiser at the time of the origination of such Mortgage Loan, or, with respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Available Funds: As to any Distribution Date, (i) the sum of: (a) the aggregate amount on deposit in the Certificate Account as of the close of business on the immediately preceding Determination Date and (b) Servicer Advances and Master Servicer Advances made with respect to such Distribution Date and any amounts deposited by the Servicers in the Certificate Account in respect of Prepayment Interest Shortfalls during the related Prepayment Period, less (ii) the sum of: (x) the portion thereof representing (A) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received after the last day of the related Prepayment Period and (B) all Scheduled Payments or portions received in respect of scheduled principal, if any, and interest on the Mortgage Loans due after the immediately preceding Due Date; and (y) amounts permitted to be withdrawn pursuant to clauses (i) through
(ix), inclusive, of Section 3.10 hereof.

          Bankruptcy Code: Title 11 of the United States Code, as amended from time to time.

          Bankruptcy  Loss:  With  respect  to  any  Distribution   Date,  the
aggregate of all Realized Losses in the preceding Prepayment Period resulting from Deficient Valuations or Debt Service Reductions.

          Bankruptcy Loss Coverage Amount: An initial amount of $300,000 to be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the Certificates.

          BBA: The British Bankers' Association.

          Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). On the Closing Date, the Offered Certificates (other than the Class A-R Certificates) will be Book-Entry Certificates.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, Maryland, Minnesota or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-X1, Class A-X2, Class A-X3, Class A-X4, Class A-IO, Class A-PO, Class A-R, Class A-RLT, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates executed and authenticated by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the Trustee for the benefit of the Certificateholders and designated " First Union National Bank, as Trustee, in trust for registered holders of Sequoia Mortgage Trust 3 Mortgage Loan Asset Backed Certificates". Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Certificate Balance: With respect to any Certificate of any Class and any date, the product of (i) the Percentage Interest represented by such Certificate multiplied by (ii) the Class Principal Balance or the Class Notional Balance, as the case may be, of the related Class on such date.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

          Certificate  Register:  The register  maintained pursuant to Section
5.02 hereof.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of the Certificates (other than the Class A-R and Class A-RLT Certificates), except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller or any Affiliate of the Seller shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Seller or any Affiliate of the Seller) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Seller or any Affiliate of the Seller in determining which Certificates are registered in the name of an Affiliate of the Seller.

          Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Class: All Certificates bearing the same class designation as set forth in Section 5.01 hereof.

          Class A-PO Deferred Amount: The applicable PO Percentage of any Realized Loss with respect to a Discount Mortgage Loan, other than an Excess Loss allocated to the Class A-PO Certificates on or prior to the date on which the Class Principal Balances of all Classes of the Subordinate Certificates and the Mezzanine Certificates have been reduced to zero.

          Class Credit Enhancement Percentage: With respect to any Class of the Senior Sequential Certificates, the Mezzanine Certificates and the Subordinate Certificates and any Distribution Date, the quotient, expressed as a percentage, obtained by dividing (i) the sum of the Class Principal Balances of all Classes of the Certificates that are subordinate to such Class by (ii) the Stated Pool Balance for such date. For purposes of determining whether a Class of the Mezzanine Certificates or the Subordinate Certificates is subordinate to any other Class of such Certificates, reference shall be made to the following list. Any Class which appears below any other Class or Classes shall be deemed subordinate to such other Class or Classes:

          Class M-1
          Class M-2
          Class M-3
          Class B-1
          Class B-2
          Class B-3

          Class Notional Balance: For any Distribution Date (a) with respect to the Class A-X1, Class A-X2, Class A-X3 and Class A-X4 Certificates for any Distribution Date to and including the Initial Optional Call Date, the Class Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively, for such date, and for any Distribution Date thereafter, zero; and (b) with respect to the Class A-IO Certificates for any Distribution Date to and including the Initial Optional Call Date, the aggregate of the principal balances of the Non-Discount Mortgage Loans for such date, and for any Distribution Date thereafter, the aggregate of the principal balances of the Mortgage Loans for such date.

          Class Principal Balance: With respect to any Class of Certificates (other than the Senior IO Certificates and the Class A-RLT Certificate) for any Distribution Date, an amount equal to the Original Class Principal Balance thereof reduced by the sum of (i) all amounts distributed in respect of principal of such Class on all prior Distribution Dates and (ii) all Realized Losses allocated to such Class on all prior Distribution Dates.

          Closing Date: June 26, 1998.

          Code: The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

          Collateral Value: In the case of a Mortgage Loan originated in connection with the related Mortgagor's purchase of the related Mortgaged Property, the lesser of (i) the Appraised Value and (ii) the purchase price of such Mortgaged Property; and in the case of a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property.

          Constructive Loan-to-Value Ratio: In the case of those Interest Only Loans indicated on the Mortgage Loan Schedule as having Additional Collateral, the quotient, expressed by a percentage, obtained by dividing (i) the original principal balance of such Mortgage Loan less the value assigned to the related Additional Collateral by the related Originator at origination by (ii) the Collateral Value of the related Mortgaged Property.

          Corporate Trust Office: The designated office of the Trustee in the State of New York where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 40 Broad Street, 5th Floor, Suite 550, New York, NY 10004 (Attn: Sequoia Mortgage Trust 3); provided, however, that a copy of all notices and correspondence with respect to this Agreement and any matters contemplated hereunder shall be directed to: First Union National Bank of North Carolina, NC1179 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288, (Attn: Structured Finance/Sequoia Mortgage Trust 3), facsimile: (704) 383-6039.

          Credit Enhancement Lockout Event: With respect to any Class of the Mezzanine Certificates and the Subordinate Certificates and any Distribution Date following the Distribution Date on which the Class Principal Balances of the Senior Sequential Certificates have been reduced to zero, the Rolling Six-Month Delinquency Rate for such Distribution Date is equal to or greater than one-half of the Class Credit Enhancement Percentage for such Class for such date.

          Custodian: Bankers Trust Company of California, N.A., as custodian under the Custodial Agreement, its successors and permitted assigns.

          Custodial Agreement: The Custodial Agreement, dated as of June 1, 1998, between First Union National Bank, as Trustee under this Agreement, and the Custodian.

          Cut-off Date: June 1, 1998.

          Cut-off Date Pool Balance: The sum of the Cut-off Date Principal Balances of the Mortgage Loans.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all payments of principal due on or prior thereto, whether or not received, and all Principal Prepayments received on or prior to June 1, 1998, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date; provided, however, that with respect to any Mortgage Loan originated after the Cut-off Date, the "Cut-off Date Principal Balance" shall mean the original principal balance thereof.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

          Defaulted Mortgage Loan: A Mortgage Loan that is 91 or more days delinquent.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment under such Mortgage Loan, that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable.

          Definitive Certificates: As defined in Section 5.08.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

          Denomination: With respect to each Certificate (other than the Class A-RLT Certificate), the amount set forth on the face thereof as the "Initial Principal Balance of this Certificate" or the "Initial Notional Balance of this Certificate", as the case may be. With respect to the Class A-RLT Certificate, the Percentage Interest appearing on the face thereof.

          Depositor:   Greenwich   Capital   Acceptance,   Inc.,   a  Delaware
corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          Depository Agreement: With respect to any Class of Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit Y.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: With respect to any Distribution Date, the 15th day of the month in which such Distribution Date occurs.

          Discount Mortgage Loan: Each Mortgage Loan which is identified in the Mortgage Loan Schedule because it bears, prior to its first Adjustment Date, a Net Mortgage Rate that is less than 6.37%.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.01 in the name of the Trustee for the benefit of the Certificateholders and designated "First Union National Bank, as Trustee, in trust for registered Holders of Sequoia Mortgage Trust 3 Mortgage Loan Asset Backed Certificates". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing on July 27, 1998.

          Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Restricted Certificate: Any Class A-R, Class A-RLT, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificate.

          Event of Default: As defined in Section 7.01 hereof.

          Excess Losses: The aggregate of (i) Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, (ii) Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and (iii) Fraud Losses in excess of the Fraud Loss Coverage Amount.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: Freddie Mac, also known as the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Fitch: Fitch IBCA, Inc., or any successor thereto.

          Fixed-Rate Period: For each Mortgage Loan, the initial fixed-rate interest period of five years following the origination date for such Mortgage Loan and ending on the day immediately preceding the Initial Adjustment Date under the related Mortgage Note.

          FNMA: Fannie Mae, also known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loss Coverage Amount: An initial amount of $12,901,901 to be reduced, from time to time, by the amount of Fraud Losses allocated to the Certificates and, in addition, on each anniversary of the Cut-off Date to be reduced as follows: (i) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (a) 1% of the then current Pool Stated Principal Balance and (b) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary and (ii) on the fifth anniversary of the Cut-off Date, to zero.

          Fraud Losses: With respect to any Distribution Date, the aggregate of all Realized Losses for the preceding Prepayment Period on account of fraud, dishonesty or misrepresentation in connection with the origination of such Mortgage Loan.

          Gross Margin: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the Index for use in determining the Mortgage Rate for such Mortgage Loan on each Adjustment Date (subject to the Initial Adjustment Cap and the Periodic Rate Cap), and which is set forth in the Mortgage Loan Schedule.

          Index: As to each Mortgage Loan, the index for the adjustment of the related Mortgage Rate set forth as such in the Mortgage Note for such Mortgage Loan, such index being the One-Year CMT Index. Should the Index become unavailable, the Master Servicer, on behalf of the Trustee, will select a new index that is based upon comparable information.

          Initial Adjustment Cap: With respect to each Mortgage Note and the related Initial Adjustment Date, the fixed number of percentage points by more than which the related Mortgage Rate may not increase on such date from the related Initial Mortgage Rate.

          Initial Adjustment Date: For each Mortgage Loan, the Due Date of the 60th Scheduled Payment under the related Mortgage Note.

          Initial Optional Call Date: The Distribution Date in December 2002.

          Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate in effect during the Fixed-Rate Period of such Mortgage Loan.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: With respect to any Mortgage Loan, proceeds paid in respect thereof pursuant to any Insurance Policy or any other insurance policy covering such Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the related Mortgage or the applicable Servicer and are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the procedures that such Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          Interest Distribution Amount: With respect to any Class of Certificates and each Distribution Date (except the Class A-PO Certificates on or prior to the Initial Optional Call Date and the Residual Certificates), an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Class Principal Balance or Class Notional Balance, as the case may be, of such Class and (ii) any Unpaid Interest Shortfall for such date.

          Interest Only Loan: Each Mortgage Loan which is so identified in the Mortgage Loan Schedule because no payment of principal is scheduled to be due thereon during the related Fixed Rate Period.

          Latest Possible Maturity Date: The Distribution Date in July 2031.

          LIBOR Business Day: A day on which banks are open for dealing in foreign currency and exchange in London, England and The City of New York.

          LIBOR Rate Determination Date: With respect to any Distribution Date occurring in or after December 2002, the second LIBOR Business Day prior to the commencement of the related Interest Accrual Period, on which date the Trustee will determine One-Month LIBOR.

          Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed in lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer or the applicable Servicer has certified (in accordance with Section 3.10) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances.

          Loan Purchase Agreements: The agreements pursuant to which the Mortgage Loans were acquired by the Seller from Redwood Trust, Inc. and RWT Holdings, Inc., respectively.

          Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Cut-off Date Principal Balance of such Mortgage Loan and the denominator of which is the Collateral Value of the related Mortgaged Property.

          Lower Tier REMIC: All of the assets constituting the Trust Fund (excluding the Optional Call Account and the Surety Bond) and all proceeds thereof as to which a REMIC election will be made pursuant to Section 2.07 hereof, which REMIC will be evidenced by the Lower Tier REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower Tier REMIC) and the Class A-RLT Certificate as the single "residual interest" in the Lower Tier REMIC.

          Lower  Tier  REMIC  Regular  Interest:   Any  one  of  the  "regular
interests" in the Lower Tier REMIC described in the definition of "Lower Tier REMIC".

          Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Master Servicer: Norwest Bank Minnesota, National Association, a national banking association, and its successors and permitted assigns, in the capacity as master servicer hereunder.

          Master Servicer Advance: Any sums advanced by the Master Servicer pursuant to Section 4.02 in the event that any Servicer fails to make a required Servicer Advance.

          Master Servicer Advance Date: As defined in Section 4.02.

          Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name and facsimile signature appear on a list of master servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Maturity Date: The Distribution Date following the Due Period in which all final payments are expected to be made with respect to the latest maturing Mortgage Loan.

          Maximum Mortgage Rate: With respect to each Mortgage Loan, the maximum rate of interest that may be payable under the related Mortgage Note as shown on the Mortgage Loan Schedule.

          Mezzanine Certificate: Any of the Class M-1, Class M-2 and Class M-3 Certificates.

          Mezzanine Certificate Applicable Spread: With respect to each Distribution Date following the Initial Optional Call Date and the Class M-1, Class M-2 and Class M-3 Certificates, 1.00%, 1.25% and 1.50%, respectively.

          Mezzanine Certificateholder: The Holder of a Mezzanine Certificate.

          Mezzanine Credit Enhancement Percentage: With respect to any Distribution Date, the quotient, expressed as a percentage, obtained by dividing (i) the Aggregate Subordinate Principal Balance for such date by (ii) the Stated Pool Balance for such date.

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.04.

          Moody's: Moody's Investors Service, Inc., or any successor thereto.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in (i) an estate in fee simple in real property securing a Mortgage Note or (ii) a leasehold estate in real property securing a Mortgage Note pursuant to a lease the term of which is at least five years in excess of the term of such Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee (or to the Custodian, as agent of the Trustee) to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans: Such mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property, the mortgage loans so held being identified in the Mortgage Loan Schedule.

          Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 9.01, to be paid in connection with the repurchase of any Mortgage Loan pursuant to Section 9.01.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Exhibit T, setting forth the following information with respect to each Mortgage Loan:

         (i)     the loan number;

         (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the ZIP code;

         (iii)   the Collateral Value;

         (iv)    the Initial Mortgage Rate;

         (v)     the maturity date;

         (vi)    the original principal balance;

         (vii)   the Cut-off Date Principal Balance;

         (viii)  the first payment date of the Mortgage Loan;

         (ix)    the Scheduled Payment in effect as of the Cut-off Date;

         (x)     the Loan-to-Value Ratio at origination;

         (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

         (xii)   a code indicating  whether the residential dwelling is either
                 (a) a detached  single family dwelling,  (b) a unit in a PUD,
                 (c) a condominium unit or (d) a two- to four-unit residential property;

         (xiii)  the Initial Adjustment Date;

         (xiv) a code indicating whether the Periodic Rate Cap is applicable to the Initial Adjustment Date;

         (xv) a code indicating whether the Mortgage Loan is an Interest Only Loan;

         (xvi) a code indicating whether an Interest Only Loan is secured by Additional Collateral;

         (xvii)  the Maximum Mortgage Rate;

         (xviii) the Gross Margin;

         (xix) a code indicating whether the Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan;

         (xx) a code indicating whether the related Mortgage Note provides for a prepayment charge or penalty on certain prepayments by the Mortgagor;

         (xxi)   the Servicer's name; and

         (xxii) a code indicating the Servicing Agreement pursuant to which the Mortgage Loan is being serviced.

Such schedule  shall also set forth the total of the amounts  described  under
(vii) above for all of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

          Mortgage Sale Agreement: The agreement dated as of June 1, 1998 between the Seller and the Depositor pursuant to which the Mortgage Loans are sold by the Seller to the Depositor.

          Mortgaged  Property:  The  underlying  property  securing a Mortgage
Loan.

          Mortgagor: The obligor on a Mortgage Note.

          Net Interest Shortfall: With respect to any Distribution Date, an amount equal to the sum of (i) the amount of interest which would otherwise have been received with respect to each Mortgage Loan that, with respect to such date, was subject to (a) a Relief Act Reduction or (b) a Special Hazard Loss, Fraud Loss or Bankruptcy Loss after the exhaustion of the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, respectively, and (ii) any Net Prepayment Interest Shortfalls for such date.

          Net Mortgage Rate: As to any Mortgage Loan and any Distribution Date, the Mortgage Rate of such Mortgage Loan in effect on the first day of the month preceding the month in which such Distribution Date occurs, minus the Servicing Fee Rate.

          Net Prepayment Interest Shortfall: With respect to any Mortgage Loan, any Servicer and any month, the excess of (i) the Prepayment Interest Shortfall for all the Mortgage Loans serviced by such Servicer and such date over (ii) the Servicing Fees otherwise due such Servicer for such month.

          Net WAC Rate: With respect to any Distribution Date to and including the Initial Optional Call Date, a fraction, expressed as a percentage, the numerator of which is (i) the product of (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month in which such Distribution Date occurs and (b) the Pool Stated Principal Balances minus (ii) the Interest Distribution Amount distributable to the Class A-IO Certificates for such date, and the denominator of which is the aggregate of the Non-PO Balances of such Outstanding Mortgage Loans; and for any Distribution Date thereafter, the weighted average of the Mortgage Rates of such Outstanding Mortgage Loans for such date.

          Non-Discount   Mortgage  Loan:   Each  Mortgage  Loan  which  is  so
identified on the Mortgage Loan Schedule because it bears, prior to its first Adjustment Date, a Net Mortgage Rate that is equal to or greater than 6.37%.

          Non-PO Balance: With respect to any date and (a) any Discount Mortgage Loan, the Non-PO Percentage of the Stated Principal Balance of such Discount Mortgage Loan as of such date and (b) any Non-Discount Mortgage Loan, the Stated Principal Balance of such Non-Discount Mortgage Loan as of such date.

          Non-PO Percentage: With respect to (a) any Discount Mortgage Loan, the excess of 100% over the PO Percentage for such Discount Mortgage Loan and
(b) any non-Discount Mortgage Loan, 100%.

          Non-Publicly Offered Certificate: Any Class A-RLT, Class B-1, Class B-2 or Class B-3 Certificate.

          Non-recoverable Advance: Any portion of an Advance previously made or proposed to be made by the applicable Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of such applicable Servicer or the Master Servicer, as the case may be, will not or, in the case of a current delinquency, would not, be ultimately recoverable by such applicable Servicer or the Master Servicer, as the case may be, from the related Mortgagor, from related Liquidation Proceeds or otherwise.

          Notice of Final Distribution:  The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          One-Month LIBOR: The rate, as of any LIBOR Rate Determination Date, based on the interest settlement rate of the BBA for one-month deposits in United States dollars as found on the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Master Servicer, at approximately 11:00 a.m. New York time, on each LIBOR Rate Determination Date, for loans in U.S. dollars to leading European banks having a maturity of one month and in a principal amount of at least U.S.$1,000,000; provided, however, that if the banks selected as aforesaid are not quoting such rates, then One-Month LIBOR in effect for the applicable LIBOR Rate Determination Date will be the One-Month LIBOR in effect for the immediately preceding LIBOR Rate Determination Date.

          One-Year CMT Index: The weekly average yield on United States Treasury securities adjusted to a constant maturity rate of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the
Trustee; provided, however, that with respect to Section 6.04 or Section 10.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Seller and the Master Servicer, (ii) not have any direct financial interest in the Depositor, the Seller or the Master Servicer or in any Affiliate of any of them, and
(iii) not be connected with the Depositor, the Seller or the Master Servicer or any Affiliate of any of them as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Call: With respect to any Distribution Date beginning with the Initial Optional Call Date, the option to purchase, in whole but not in part, either (a) the Outstanding Mortgage Loans and the REO Property, if any, remaining in the Trust Fund and thereby effect the early retirement of all Certificates or (b) all the Certificates Outstanding on such date, in each case in the manner set forth in Article IX hereof.

          Optional Call Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 9.04 in the name of the Trustee for the benefit of the Certificateholders and designated "First Union National Bank, as Trustee, in trust for registered Holders of Sequoia Mortgage Trust 3 Mortgage Loan Asset Backed Certificates". Funds in the Optional Call Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Optional Purchase Distribution Amount: As defined in Section 9.04 hereof.

          Original  Class  Principal  Balance or Original  Notional  Principal
Balance: As the context requires, any one or more of the following:

          Original Class A-1 Class Principal Balance: $225,459,000.

          Original Class A-2 Class Principal Balance: $95,000,000.

          Original Class A-3 Class Principal Balance: $164,200,000.

          Original Class A-4 Class Principal Balance: $121,922,720.

          Original Class A-X1 Class Notional Balance: $225,459,000.

          Original Class A-X2 Class Notional Balance: $95,000,000.

          Original Class A-X3 Class Notional Balance: $164,200,000.

          Original Class A-X4 Class Notional Balance: $121,922,720.

          Original Class A-IO Class Notional Balance: $595,721,313.

          Original Class A-PO Class Principal Balance: $3,033,074.

          Original Class A-R Class Principal Balance: $50.

          Original Class A-RLT Class Principal Balance: N/A.

          Original Class M-1 Class Principal Balance: $16,127,300.

          Original Class M-2 Class Principal Balance: $7,741,100.

          Original Class M-3 Class Principal Balance: $4,838,200.

          Original Class B-1 Class Principal Balance: $2,560,400.

          Original Class B-2 Class Principal Balance: $1,935,300.

          Original Class B-3 Certificate Principal Balance: $2,257,929.

          Originator: With respect to each Mortgage Loan, the bank, savings and loan association, mortgage banker or other mortgage loan originator that originated such Mortgage Loan.

          OTS: The Office of Thrift Supervision.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full prior to such Due Date and that did not become a Liquidated Loan prior to such Due Date.

          Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate: With respect to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates for each Distribution Date to and including the Initial Optional Call Date, 6.37%, 6.34%, 6.35% and 6.25 %, per annum, respectively; and for each Distribution Date thereafter, the least of (i) the sum of One-Month LIBOR for such date and 0.55%, (ii) the Net WAC Rate for such date and (iii) 11.0% per annum

          With respect to the Class A-X1, Class A-X2, Class A-X3 and Class A-X4 Certificates and for each Distribution Date to and including the Initial Optional Call Date, the excess, if any, of (i) the Net WAC Rate for such date over (ii) the Pass-Through Rates for such date of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively; and for each Distribution Date thereafter, the Pass-Through Rates will be zero and the Class A-X1, Class A-X2, Class A-X3 and Class A-X4 Certificates will not bear interest.

          With respect to the Class A-IO Certificates and for each Distribution Date to and including the Initial Optional Call Date, 0.0025% per annum; and for each Distribution Date thereafter, an amount equal to the excess of (i) interest accrued on the Pool Stated Principal Balance at the Net WAC Rate for such date over (ii) interest accrued on all other Outstanding Classes of Certificates for such date.

          With respect to the Class A-PO Certificates and for each Distribution Date to and including the Initial Optional Call Date, the Class A-PO Certificates will not bear interest; and for each Distribution Date thereafter, the least of (i) One-Month LIBOR for such date, (ii) the weighted average Net Mortgage Rate of the Discount Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month in which such Distribution Date occurs, (iii) the Net WAC Rate and (iv) 11.0% per annum.

          With respect to the Class M-1, Class M-2 and Class M-3 Certificates and for each Distribution Date to and including the Initial Optional Call Date, the Net WAC Rate for such date; and for each Distribution Date thereafter, the least of (i) the sum of (x) One-Month LIBOR for such date and
(y) the Mezzanine  Applicable Spread,  (ii) the Net WAC Rate for such date and
(iii) 11.0% per annum.

          With respect to the Class B-1, Class B-2 and Class B-3 Certificates and for each Distribution Date, the Net WAC Rate for such date.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the Class to which such Certificate belongs.

          Periodic Rate Cap: The provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Subsequent Adjustment Date to not more than two percentage points.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

                  (iii) commercial or finance company paper that is then rated in the highest commercial or finance company paper rating of each Rating Agency, or such lower category as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated in one of the two highest long-term and the highest short-term rating category of each Rating Agency for such securities, or such lower categories as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above or any other security issued or guaranteed by any agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of such investment, are then rated in the highest rating category of each Rating Agency, or in such lower rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

                  (ix) units of a taxable money-market portfolio rated P-1 by Moody's and "AAAm" by S&P and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

                  (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

provided, however, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest-only payments with respect to the obligations underlying such instrument.

          Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, and (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such government unit.

          Person:  Any individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,  unincorporated  organization  or government, or any agency or political subdivision thereof.

          Pool Stated Principal Balance: With respect to any Distribution Date, the aggregate of the Stated Principal Balances, on such date, of the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month in which such Distribution Date occurs.

          PO Percentage: With respect to any Discount Mortgage Loan (a) the excess of 6.37% over the related Net Mortgage Rate (b) divided by 6.37%; and with respect to any Non-Discount Mortgage Loan, 0%.

          Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a prepayment of principal on such Mortgage Loan is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Mortgage Loan.

          Prepayment Period: As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          Principal Distribution Amount: With respect to any Distribution Date, the sum of:

                  (i) the principal portion of all Scheduled Payments on the Mortgage Loans with respect to the related Due Date received from the Mortgagors or by way of an Advance;

                  (ii) the principal portion of all proceeds received with respect to such Distribution Date from the purchase by the Seller or the applicable Servicer of a Defective Mortgage Loan (and, in the case of the replacement of a Defective Mortgage Loan with a Replacement Mortgage Loan, the related Substitution Adjustment Amount, if any) or a Defaulted Mortgage Loan, in each case during the preceding calendar month; and

                 (iii)  the   principal   portion  of  all  other   unscheduled
         collections received (or deemed to be received) during the preceding calendar month including, without limitation, Principal Prepayments, Liquidation Proceeds, and Insurance Proceeds, proceeds of the Surety Bond and proceeds from the liquidation of the Trust Fund or purchase by the Class A-RLT Certificateholder of all the Mortgage Loans (and REO Property) pursuant to Section 9.01, in each case to the extent not previously distributed.

          Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment (including loans purchased under Sections 2.02, 2.03 and 9.01 hereof).

          PUD: A planned unit development.

          Purchase Price: With respect to any (i) Defective Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.04 hereof by the applicable Servicer pursuant to the related Servicing Agreement and
(ii) any Defaulted Mortgage Loan which the Seller, pursuant to Section 3.22 hereof, and the applicable Servicer, pursuant to the related Servicing Agreement, have the option to purchase, an amount equal to the sum of (i) 100% of the Stated Principal Balance of the Mortgage Loan on the date of such purchase and (ii) accrued interest thereon at the applicable Net Mortgage Rate from (a) the date through which interest was last paid by the Mortgagor, or advanced, and distributed to Certificateholders to (b) the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Rating Agency: Fitch or Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to any Liquidated Loan, the amount of loss realized with respect thereto equal to the portion of the principal balance remaining after application of all amounts recovered (net of amounts reimbursable to the applicable Servicer or the Master Servicer for Advances, Servicing Fees and Servicing Advances) towards interest and principal owing on such Mortgage Loan.

          Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

          Redwood Parties: Redwood Trust, Inc. and RWT Holdings, Inc.

          Regular Certificates: All of the Certificates except the Residual Certificates.

          Relief Act Reduction: With respect to the Scheduled Payment of any Mortgage Loan and any Due Date, the reduction in the amount of monthly interest payable on such Mortgage Loan on such date pursuant to the Civil Relief Act.

          Remaining Principal Distribution Amount: With respect to each Distribution Date, the Principal Distribution Amount remaining after the distribution to the Holders of the Class A-PO Certificates pursuant to Section 4.03II(a) hereof.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO Property: A Mortgaged Property acquired by the applicable Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Replacement Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form set forth in the applicable exhibit to the Custodial Agreement, (i) have an outstanding principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same Index and Periodic Rate Cap as the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans having an aggregate Stated Principal Balance equaling 1% or more of the Cut-off Date Pool Balance have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iv) be accruing interest at a rate no lower than, and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio or Constructive Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than, and not more than one year less than, that of the Deleted Mortgage Loan; (vii) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate;
(viii) meet the underwriting guidelines being applied by the Redwood Parties as described in the Prospectus Supplement, dated June 25, 1998, for the Sequoia Mortgage Trust 3 Mortgage Loan Asset Backed Certificates; (ix) have an Initial Adjustment Date no earlier than four months before and no later than four months after that of the Deleted Mortgage Loan; (x) have the same interest-only period, if applicable; and (xi) comply with each representation and warranty set forth herein as of the date of substitution.

          Request for Release: The Request for Release submitted by the applicable Servicer to the Custodian, as agent for the Trustee, substantially in the form of the applicable exhibits to the Custodial Agreement.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Residual   Certificates:   The  Class   A-R  and  the  Class   A-RLT
Certificates.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rolling Six-Month Delinquency Rate: With respect to any Distribution Date, the average of the 60-plus day delinquency percentages (including loans in foreclosure and REO Properties) for the six most recent months.

          S&P:  Standard  &  Poor's  Ratings  Services,   a  division  of  The
McGraw-Hill Companies, Inc.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal, if any, or interest on such Mortgage Loan.

          Securities Act: The Securities Act of 1933, as amended.

          Seller:   Sequoia   Mortgage   Funding   Corporation,   a   Delaware
corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Senior  Certificates:   The  Senior  Regular  Certificates  and  the
Residual Certificates.

          Senior Credit Enhancement Percentage: With respect to any Distribution Date, the quotient, expressed as a percentage, obtained by dividing (i) the sum of (a) the Aggregate Mezzanine Principal Balance and (b) the Aggregate Subordinate Principal Balance, each for such date, by (ii) the Pool Stated Principal Balance for such date.

          Senior IO Certificates: The Class A-X1, Class A-X2, Class A-X3, Class A-X4 and Class A-IO Certificates.

          Senior Regular Certificates: The Senior Sequential Certificates, the Senior IO Certificates and the Class A-PO Certificates.

          Senior Sequential Certificates: The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

          Servicer:  With  respect  to   each  Mortgage  Loan,   the  Servicer
identified as such in the Mortgage Loan Schedule because it is servicing such Mortgage Loan pursuant to the applicable Servicing Agreement.

          Servicer Advance: Pursuant to the terms of each Servicing Agreement, the aggregate of the Scheduled Payments of principal and interest (adjusted to the related Net Mortgage Rates) on the Mortgage Loans serviced by the related Servicer that were due on the related Due Date and that were delinquent on the related determination date under such Servicing Agreement, which are required to be advanced by such Servicer prior to each remittance date under such Servicing Agreement, subject, however, to the limitation that a Servicer is not obligated to make Servicer Advances to the extent that such Servicer Advances are, in its reasonable judgment, non-recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loans (including any related Additional Collateral).

          Servicer Advance Date: The date on which each Servicer is required to make a Servicer Advance pursuant to the applicable Servicing Agreement.

          Servicing  Agreement:  With  respect  to  each  Mortgage  Loan,  the servicing agreement entered into between the Redwood Parties and the applicable Servicer identified as such in the Mortgage Loan Schedule pursuant to which such Servicer has agreed to perform certain servicing functions with respect to such Mortgage Loan. A list of the Servicing Agreements is set forth in Exhibit AB.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the applicable Servicer of its servicing obligations under the related Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with its obligations set forth in such Servicing Agreement to cause hazard insurance to be maintained.

          Servicing Fee Rate: With respect to each Mortgage Loan, the applicable servicing fee rate as in effect from time to time (which may range from 0.25% to 0.375%) identified as such in the Mortgage Loan Schedule.

          Servicing Officer: Any officer of the applicable Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by such Servicer on the Closing Date, as such list may from time to time be amended.

          Special Hazard Loan: A Liquidated Loan as to which the applicable Servicer's ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy.

          Special Hazard Loss: Any Realized Loss in respect of a Special Hazard Loan.

          Special Hazard Loss Coverage Amount: An initial amount of $8,773,293 to be reduced, from time to time, to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the Stated Principal Balances of the Mortgage Loans, (ii) twice the Stated Principal Balance of the largest Mortgage Loan and (iii) the aggregate Stated Principal Balance of the Mortgage Loans secured by Mortgaged Properties in the single five-digit ZIP Code area in California having the largest aggregate Stated Principal Balance of any such ZIP Code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount of any losses attributable to the Special Hazard Loans incurred since the Closing Date. For purposes of this definition all Stated Principal Balances will be calculated as of the first day of the month preceding the applicable Distribution Date after giving effect to Scheduled Payments of principal and interest on the Mortgage Loans then due, whether or not paid.

          Specified Percentage: For any Distribution Date occurring prior to July 2003, 100% and thereafter as follows:

         (i) for any Distribution Date occurring in or after July 2003 and prior to July 2004, 70%;
         (ii) for any Distribution Date occurring in or after July 2004 and prior to July 2005, 60%;
         (iii) for any Distribution Date occurring in or after July 2005 and prior to July 2006, 40%;
         (iv) for any Distribution Date occurring in or after July 2006 and prior to July 2007, 20%; and
         (v)    for any Distribution Date occurring in or after July 2007, 0%;

provided, however, that any scheduled reduction to the Specified Percentage set forth above shall not be made as of the related Distribution Date unless a Stepdown Condition Precedent is in effect.

          Startup Date: As defined in Section 2.07 hereof.

          Stated Principal Balance: With respect to any Mortgage Loan (i) as of the Cut-off Date, the Cut-off Date Principal Balance of such Mortgage Loan, and (ii) as of any other date, such Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan during each Due Period ending prior to the most recent Distribution Date that were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan, Insurance Proceeds and all Liquidation Proceeds, to the extent applied by the applicable Servicer as recoveries of principal pursuant to the related Servicing Agreement, that were distributed on any previous Distribution Date, and (c) any Realized Loss with respect to such Mortgage Loan for any previous Distribution Date.

          Stepdown Condition Precedent: With respect to any Distribution Date, the occurrence of the circumstances set forth in either (A) or (B) below:

          (A)(i)(x) the aggregate of the principal balances of Mortgage Loans delinquent 60-plus days, averaged over the six most recent months, is less than 50% of the sum of the Aggregate Mezzanine Principal Balance and the Aggregate Subordinate Principal Balance, each for such date, or (y) the Rolling Six-Month Delinquent Rate for such Distribution Date does not exceed 2%, AND

          (ii) with respect to any Distribution Date occurring during the 12-month periods set out in the table contained in the definition of "Specified Percentage" in this Agreement, the aggregate amount of the Realized Losses on the Mortgage Loans occurring on all Distribution Dates to and including such Distribution Date is less than 30%, 35%, 40%, 45% and 50%, respectively, of the sum of the Original Class Principal Balances of each Class of the Mezzanine Certificates and the Subordinate Certificates;

                                      OR

          (B) (i) the Rolling Six-Month Delinquency Rate for such Distribution Date does not exceed 4%, AND

          (b) the aggregate amount of the Realized Losses on the Mortgage Loans occurring on all Distribution Dates to and including such Distribution Date is less than 10% of the sum of the Original Class Principal Balances of each Class of the Mezzanine Certificates and the Subordinate Certificates.

Notwithstanding the foregoing, upon reduction of the Class Principal Balances of the Senior Sequential Certificates to zero, the Specified Percentage will equal 0%.

          Subsequent Adjustment Date: With respect to any Mortgage Loan, each adjustment date occurring on an anniversary of the related Initial Adjustment Date.

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.04.

          Subordinate Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

          Surety Bond: The limited purpose Surety Bond No. AB0039BE, dated February 28, 1996, issued by Ambac Assurance Corporation in favor of Merrill Lynch Credit Corporation.

          Tax Matters Person: The Person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. Initially, this Person shall be the Trustee with respect to the Upper Tier REMIC. The Trustee shall hold a 0.001% Percentage Interest in the Class A-R Certificates.

          Telerate Page 3570: The display page currently so designated on the Dow Jones Telerate service (or such other page as may replace that page on such service for the purpose of displaying rates for deposits in United States dollars).

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate but excluding the pledge of a security interest in a Certificate unless re-registered in the name of the secured party.

          Trigger Event: With respect to any Distribution Date, a Trigger Event is in effect for such date if the Rolling Six-Month Delinquency Rate for such date is equal to or greater than one-half of the Senior Credit Enhancement Percentage for such date.

          Trust Fund: The corpus of the trust created hereunder  consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Certificate Account pursuant to Section 3.05(b)(ii);
(ii) the Certificate Account, the Distribution Account and the Optional Call Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise;
(iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loan; (v) the Surety Bond; (vi) the rights of the Depositor under the Mortgage Sale Agreement and the rights of the owner of the Mortgage Loans under the Underlying Loan Purchase and Sale Agreements and the Servicing Agreements, including the Additional Collateral Servicing Agreements; and
(vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trustee: First Union National Bank, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

          Trustee's Mortgage File: With respect to each Mortgage Loan:

          (i) the original Mortgage Note, endorsed by the Seller, the last endorsee or by the Originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _____________, without recourse", with all intervening endorsements that show a complete chain of endorsement from the Originator to the Seller;

         (ii)  the original recorded Mortgage;

        (iii) a duly executed assignment of the Mortgage to "First Union National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1998, for Sequoia Mortgage Trust 3, without recourse", in recordable form;

         (iv) the original recorded prior assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if permissible under applicable law; and

         (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year after the Closing Date.

          Underlying Loan Purchase and Sale Agreements: The agreements listed in Exhibit V hereto pursuant to which the Redwood Parties acquired the related Mortgage Loans.

          Unpaid Interest Shortfall: As to any Distribution Date and any Class of Certificates, the sum of the amounts, if any, by which the Interest Distribution Amount for such Class on each prior Distribution Date exceeded the amounts actually distributed as interest to the Certificateholders of such Class on such prior Distributions Dates and not subsequently distributed.

          Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date, the Voting Rights shall be allocated among the Holders as follows: 1% of all Voting Rights shall be allocated to each Class of Senior IO Certificates, if any, with a Class Notional Balance greater than zero; and the remaining 99% of all Voting Rights (or 100% of the Voting Rights if there is no Class of Senior IO Certificates within a Class Notional Balance greater than zero) shall be allocated to the remaining Classes of Certificates in proportion to the Class Principal Balances thereof on such date.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          Section 2.01 Conveyance of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          In connection with any such transfer and assignment and deposit, the Seller has delivered to, and deposited with, the Trustee (or the Custodian, if any, as directed by the Trustee) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by the Seller, the last endorsee or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of _________________________________, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

               (ii) the original recorded Mortgage;

               (iii) a duly executed assignment of the Mortgage to "First Union National Bank, a national banking association, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1998, for Sequoia Mortgage Trust 3, without recourse", in recordable form (to be recorded promptly following the Closing Date);

               (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

               (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

               (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year after the Closing Date.

          In the event that in connection with any Mortgage Loan the Seller cannot deliver the original recorded Mortgage or an original recorded assignment of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) concurrently with the execution and delivery hereof, the Trustee, as assignee under the Mortgage Sale Agreement, shall cause the Seller, pursuant to the Seller's obligations under the Mortgage Sale Agreement, to deliver to the Trustee a true copy of such Mortgage and such assignment or assignments of the Mortgage each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording. The Trustee, as assignee under the Mortgage Sale Agreement, shall have the right to cause the Seller, pursuant to the Seller's obligations under the Mortgage Sale Agreement, to deliver promptly to the Trustee such original Mortgage and such assignment or assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery be made later than 120 days following the Closing Date; provided, however, that in the event that the Seller is unable to deliver by such date each Mortgage and each assignment of such Mortgage by reason of the fact that any such documents have not been returned by the appropriate recording office or, in the case of any assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall deliver such documents to the Trustee as promptly as possible upon receipt thereof. If the public recording office in which a Mortgage or assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall satisfy the Seller's obligations in this Section 2.01. If any document submitted for recording pursuant to this Agreement is lost prior to recording, the Seller shall immediately prepare a substitute and submit it for recording, and shall deliver copies and originals thereof in accordance with the foregoing. The Seller shall promptly forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee within the time periods specified in this Section 2.01.

          With respect to each Mortgage Loan secured by Mortgaged Property located in the State of California, in lieu of recording the assignment specified in clause (iii) above, the Seller may deliver an unrecorded assignment in blank, in form otherwise suitable for recording, to the Trustee; provided, however, that if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage, or any copy of such assignment, may exclude the information to be provided by the recording office. The foregoing procedures shall be applicable only so long as the related Mortgage Files are maintained in the State of California and are in the possession of the Trustee or the Custodian as agent of the Trustee. In the event that (i) the Seller, the Depositor or the Master Servicer gives written notice to the Trustee that recording is required to protect the right, title and interest of the Trustee in and to any Mortgage Loan, (ii) a court recharacterizes the sale of the Mortgage Loans as a financing, or (iii) as a result of any change in or amendment to the laws of the State of California or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Trustee shall complete the assignment in the manner specified in clause
(iii) of the second paragraph of this Section 2.01 and, as assignee under the Mortgage Sale Agreement, the Trustee shall cause the Seller, pursuant to the Seller's obligations under the Mortgage Sale Agreement (or, should the Seller fail to perform such obligations, to cause the Master Servicer), to cause each such previously unrecorded assignment to be submitted for recording as specified above. In the event a Mortgage File is released to the applicable Servicer pursuant to Exhibit AA, the Trustee shall complete the assignment of the related Mortgage in the manner specified in clause (iii) of the second paragraph of this Section 2.01.

          The Trustee shall not remove or attempt to remove any of the Mortgage Files from the State of California. In the event that the Seller fails to record an assignment of a Mortgage Loan as herein provided within 90 days of notice of an event set forth in clause (i), (ii) or (iii) of the above paragraph, the Master Servicer shall prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records office, pursuant to the provisions of the Mortgage Sale Agreement under which the Seller has appointed the Master Servicer (and any successor master servicer hereunder) as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

          Section 2.02 Acceptance by Trustee of the Mortgage Loans.

          The Trustee acknowledges receipt, subject to the limitations contained in and any exceptions noted in the Initial Certification in the form thereof attached as an exhibit to the Custodial Agreement and in the list of exceptions attached thereto, of the documents referred to in Section 2.01 above and all other assets included in the Trust Fund and declares that the Trustee (or the Custodian, if any, as directed by the Trustee) holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller, or to cause the Custodian to so execute and deliver, an Initial Certification in the form thereof attached as an exhibit to the Custodial Agreement to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, or in the possession of the Custodian as its agent (except in each case those described in Section 2.01(v)) and based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and relate to such Mortgage Loan, and (ii) the information set forth in items (i), (ii), (iv), (v), (vi), (viii), (xiii),
(xiv), (xv), (xvi), (xvii) and (xviii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. The Trustee shall be under no duty or obligation to inspect, review or examine such documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller (and to any Certificateholder that so requests) a Final Certification in the form thereof attached as an exhibit to the Custodial Agreement, with any applicable exceptions noted thereon.

          In connection with the Trustee's completion and delivery of such Final Certification, the Trustee shall review each Mortgage File to determine that it contains the following documents:

               (i) the original Mortgage Note, endorsed by the Seller, the last endorsee or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of _________________, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

               (ii) the original recorded Mortgage;

               (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 with evidence of recording thereon;

               (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

               (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

               (vi) the original or duplicate original lender's title policy and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          If, in the course of such review, the Trustee (or the Custodian as agent of the Trustee) finds any document or documents constituting a part of such Mortgage File that do not meet the requirements of clauses (i) through
(iv) and (vi) above, the Trustee shall include such exceptions in such Final Certification. If the public recording office in which a Mortgage or assignment of a Mortgage is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment of the Mortgage so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall be deemed to satisfy the requirements of clause (ii), (iii) or (iv) above, as applicable. The Seller, pursuant to its obligations under the Mortgage Sale Agreement, shall promptly correct or cure such defect within 90 days after the date on which it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller pursuant to its obligations under the Mortgage Sale Agreement shall either (a) if the time to cure such defect expires prior to the end of the second anniversary of the Closing Date, substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days after the date on which the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that any such substitution pursuant to (a) above or repurchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form thereof attached as an exhibit to the Custodial Agreement. No substitution will be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller, pursuant to its obligations under the Mortgage Sale Agreement, in the Certificate Account and, upon receipt of such deposit and certification with respect thereto in such form thereof attached as an exhibit to the Custodial Agreement, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment as the Seller has prepared, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee (or the Custodian, if any, as directed by the Trustee) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File that come into the possession of the Seller from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01(i) through (iv) and (vi) above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

          Section 2.03 Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to the Trustee with as of the date hereof or such other date set forth herein that:

               (i) the Depositor has entered into the Mortgage Sale Agreement with the Seller pursuant to which it acquired the Mortgage Loans;

               (ii) the Mortgage Sale Agreement contains such representations and warranties of the Seller with respect to each Mortgage Loan as are set forth in exhibit B thereto (a copy of which representations and warranties is attached hereto as Exhibit AA hereto); and

               (iii) as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims arising out of or as a result of any action or inaction of the Depositor.

          The Depositor hereby assigns, transfers and conveys to the Trustee its rights under the Mortgage Sale Agreement including, without limitation, the representations and warranties of the Seller contained therein, together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Mortgage Sale Agreement. Except as specifically set forth above, the Depositor makes no representations or warranties with respect to the Mortgage Loans and has no obligation to repurchase or substitute for Mortgage Loans on account of deficient documentation, a breach of the representations and warranties set forth in Exhibit AA hereto or any other reason.

          Section  2.04  Representations,  Warranties  and  Covenants  of  the
                         Seller.

          The Seller acknowledges and agrees that the Depositor has assigned, transferred and conveyed to the Trustee all the Depositor's rights under the Mortgage Sale Agreement including, without limitation, the representations and warranties of the Seller contained therein (a copy of which representations and warranties is attached hereto as Exhibit AA). The Seller further acknowledges and agrees that the Trustee, as assignee of all of the Depositor's rights under the Mortgage Sale Agreement, may enforce all the covenants of the Seller therein contained and all remedies for deficient documentation and breaches of the representations and warranties contained therein (and in Exhibit AA hereof) directly against the Seller.

          The Seller further acknowledges and agrees that, pursuant to the Mortgage Sale Agreement, within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty set forth in Article III thereof (and contained in Exhibit AA hereof) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2.04; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form thereof attached as an exhibit to the Custodial Agreement. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer and/or the Trustee enforcing the remedies for such breach. With respect to the representations and warranties described in Article III of the Mortgage Sale Agreement that are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders, the related Mortgage Note, Mortgage and assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01 hereof, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be distributed to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Article III of the Mortgage Sale Agreement (and contained in Exhibit AA hereof) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Master Servicer's direction such instruments of transfer or assignment as have been prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

          For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance (after application of the scheduled principal portion of the monthly payments due in the month of substitution) of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") shall be deposited into the Certificate Account by the Seller on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that the Seller shall have purchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.09 on the Determination Date for the Distribution Date in the month following the month during which the Seller became obligated under the Mortgage Sale Agreement to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form thereof attached as an exhibit to the Custodial Agreement, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at the Seller's direction the related instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Seller with respect to any Mortgage Loan purchased or substituted for pursuant to this
Section 2.04. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          It is understood and agreed that the representations and warranties of the Seller set forth in Article III of the Mortgage Sale Agreement (and contained in Exhibit AA hereof) shall survive delivery of the Mortgage Files to, or upon the director of, the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties, which breach materially and adversely affects value of a Mortgage Loan or the interest therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

          Section 2.05 Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

          (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Section 2.04 shall be made unless the Seller delivers to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of the Trust Fund or contributions after the Startup Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Lower Tier REMIC or the Upper Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Section 2.04) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such repurchase or substitution, as applicable, will not result in either event described in clauses (i) or (ii) of the preceding sentence.

          (b) Upon discovery by the Depositor, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days after discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.04 with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) purchase the affected Mortgage Loan within 90 days after such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Exhibit AA hereof. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan purchased by the Seller for breach of a representation or warranty contained in Exhibit AA hereof.

          Section 2.06 Authentication and Delivery of Certificates.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          Section 2.07 Designations Under the REMIC Provisions.

          (a) The Closing Date shall be the "Startup Day" of the Lower Tier REMIC and of the Upper Tier REMIC for purposes of the REMIC Provisions.

          (b) The Lower Tier REMIC Regular Interests are hereby designated as "regular interests", and the Class A-RLT Certificate is hereby designated as the single class of "residual interest", in the Lower Tier REMIC; and the Certificates (except for the Class A-R and Class A-RLT Certificates) are hereby designated as "regular interests", and the Class A-R Certificates are hereby designated as the single class of "residual interest", in the Upper Tier REMIC.

          (c) The Trustee is hereby designated as "tax matters person", as such term is defined in the REMIC Provisions, with respect to the Lower Tier REMIC and the Upper Tier REMIC.

          (d) Each REMIC's fiscal year shall be the calendar year.

                                 ARTICLE III

                      ADMINISTRATION AND MASTER SERVICING
                               OF MORTGAGE LOANS

          Section 3.01 Duties of the Master Servicer.

          The Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing Agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time to time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall otherwise exercise its reasonable best efforts to cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records and, based on such reconciled and corrected information, prepare the statements specified in Sections 4.04 and 4.05 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Collection Account pursuant to the applicable Servicing Agreements. Subject to Section 3.15, the Trustee shall furnish the Master Servicer and the Servicers with any powers of attorney and other documents supplied to it reasonably necessary or appropriate to enable the Master Servicer and Servicers to service and administer the Mortgage Loans.

          Section 3.02 Monitoring of Servicers' Performance.

          The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an Officer's Certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Trustee and the Depositor thereof and, absent instructions to the contrary from the Trustee within five days after the delivery of such notice, the Master Servicer shall issue such notice or take such other action as it deems appropriate.

          The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

          Section 3.03 Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

          The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

          Section 3.04 Master Servicer's Financial Statements and Related Information.

          For each year this Agreement is in effect, the Master Servicer shall submit to the Trustee, each Rating Agency and the Depositor a copy of the Master Servicer's annual unaudited financial statements on or prior to May 31 of each year, which may be in the form of the consolidated financial statements of the Master Servicer's corporate parent. Such financial statements shall include a balance sheet, income statement and statement of retained earnings.

          Section 3.05 Power to Act; Procedures.

          (a) The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effect foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Trustee shall furnish the Master Servicer, upon request, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the doing business or tax laws of such state if such action is taken in its name, then upon request of the Trustee, the Master
Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

          (b) In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with Accepted Master Servicing Practices.

          Section  3.06  Servicing   Agreements;   Enforcement  of  Servicers'
                         Obligations.

          The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, terminate the rights and obligations of such Servicer thereunder and either act as servicer of the related Mortgage Loans or enter into a servicing agreement with a successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

          Section 3.07 Rights of the Depositor and the Trustee in Respect of the Master Servicer.

          The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided, however, that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer, and neither of them is obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          Section 3.08 Trustee to Act as Master Servicer.

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law or (iii) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03 or the first paragraph of Section 6.02 hereof). If the Master Servicer shall for any reason no longer be the master servicer (including by reason of any Event of Default), the Trustee (or any other successor master servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under any Servicing Agreement in accordance with the terms thereof; provided, however, that the Trustee (or any other successor master servicer) shall not incur any liability or have any obligations in its capacity as master servicer under such Servicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under such Servicing Agreement arising prior to the date of such succession.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such Servicing Agreement to the assuming party.

          Section 3.09 Collections.

          (a) On the Closing Date, the Master Servicer shall open and shall thereafter maintain an account held in trust (the "Certificate Account"), entitled "First Union National Bank, as trustee, in trust for the benefit of the Holders of Sequoia Mortgage Trust 3 Mortgage Loan Asset Backed Certificates." The Certificate Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Certificate Account shall not be commingled with any other monies.

          (b) The Certificate Account shall be an Eligible Account. If an existing Certificate Account ceases to be an Eligible Account, the Master Servicer shall establish a new Certificate Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account.

          (c) The Master Servicer will give to the Trustee prior written notice of the name and address of the depository institution at which the Certificate Account is maintained and the account number of such Certificate Account. The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Certificate Account to hold such account in the name of the Trustee (subject to such Master Servicer's right to direct payments and investments and its rights of withdrawal) under this Agreement. The Master Servicer, at its option, may choose to make daily remittances from the Certificate Account to the Trustee for deposit into the Distribution Account.

          (d) The Master Servicer shall deposit into the Certificate Account, no later than the Business Day following the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-off Date and received by the Master Servicer on or before the Closing Date. Thereafter, promptly upon receipt, the Master Servicer shall deposit or cause to be deposited in the Certificate Account (i) all amounts remitted by the Servicers in respect of the Mortgage Loans and (ii) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) hereof in connection with any losses on Permitted Investments. On the Business Day preceding each Distribution Date, the Master Servicer will deposit to the related Distribution Account in immediately available funds the Available Funds for such Distribution Date.

          (e) Funds in the Certificate Account may be invested in Permitted Investments (selected by and at the direction of the Master Servicer) which shall mature not later than the earlier of the day on which the funds in such Certificate Account are required to be remitted to the Trustee for deposit into the Distribution Account (except that if such Permitted Investment is an obligation of the Trustee and such Certificate Account is maintained with the Trustee, then such Permitted Investment shall mature not later than such Distribution Date), and any such Permitted Investment shall not be sold or disposed of prior to its maturity. In the absence of direction by the Master Servicer, all funds in the Certificate Account shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Certificate Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized. The foregoing requirements for deposit in the Certificate Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Certificate Account and payments in the nature of late payment charges, assumption fees prepayment premiums or penalties and other incidental fees and charges relating to the Mortgage Loans need not be deposited by the Master Servicer in the Certificate Account and may be retained by the Master Servicer or the applicable Servicer as additional servicing compensation. If the Master Servicer deposits in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Certificate Account.

          Section 3.10 Application of Funds in the Certificate Account.

          The Master Servicer may, from time to time, make, or cause to be made, withdrawals from the Certificate Account for the following purposes:

               (i) to reimburse itself or the applicable Servicer, as the case may be, for previously unreimbursed Advances made by it or by such Servicer pursuant to Section 4.02 or otherwise reimbursable pursuant to the terms of this Agreement, it being understood, in the case of any such reimbursement, that the Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

               (ii) to reimburse  itself or the  applicable  Servicer,  as the case may be, following a final liquidation of a Mortgage Loan, for any amounts that represent Nonrecoverable Advances, it being understood, in the case of any such reimbursement, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

               (iii) to reimburse itself or the applicable Servicer, as the case may be, from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Sections 3.22 and 3.23 in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to the applicable Servicer out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional master servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer's right thereto shall be prior to the rights of the Certificateholders;

               (iv) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it or the applicable Servicer pursuant to Sections 3.05, 3.09, 3.19 or 3.25(a) or any other provision of this Agreement, and to reimburse itself for any expenses reimbursable to it under this Agreement;

               (v) to pay to the applicable Servicer, or the Seller, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.04 or 9.01 hereof or the related Servicing Agreement, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vi) to pay to itself income earned on the investment of funds deposited in the Certificate Account;

               (vii) to make payment to itself and others pursuant to any provision of this Agreement;

               (viii) to reimburse a successor Master Servicer (solely in its capacity as successor Master Servicer) for any fee or Advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Trustee or a successor Master Servicer appointed by the Trustee pursuant to Section 7.02, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders;

               (ix) to reimburse any Servicer for such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in such Servicing Agreement;

               (x) to withdraw funds deposited in error in the Certificate Account; and

               (xi) to clear and terminate any Certificate Account pursuant to
          Section 9.01 hereof.

          In addition, on or prior to 1:00 p.m. (Central time) on the Business Day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account the amount of Available Funds, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distribution Account.

          Section  3.11   Termination  of  Servicing   Agreements;   Successor
                          Servicers.

          (a) The Master Servicer shall be entitled to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement. In such event, the Master Servicer shall appoint a successor servicer or shall itself (or through an Affiliate) act as servicer of the related Mortgage Loans.

          (b) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

          Section 3.12 Master Servicer Liable for Enforcement.

          The Master Servicer shall enforce the provisions of each Servicing Agreement for the benefit of the Certificateholders.

          Section  3.13 No  Contractual  Relationship  Between  Servicers  and
                        Master Servicer.

          Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an Originator shall be deemed to be between such Servicer and the Trustee, and the Master Servicer shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to such Servicer except as set forth in Section 3.08 hereof.

          Section 3.14 "Due-on-Sale" Clauses; Assumption Agreements.

          To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

          Section 3.15 Release of Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement, promptly notify the Trustee (or the Custodian) by a certification substantially in the form thereof attached as an exhibit to the Custodial Agreement hereto (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Certificate Account maintained by the Master Servicer pursuant to Section 3.09 have been or will be so deposited) of a Servicing Officer and shall request the Trustee or any applicable Custodian, to deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee or the applicable Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Certificate Account.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee or the applicable Custodian, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Trustee or the applicable Custodian, of a trust receipt signed by a Servicing Officer substantially in the form thereof attached as an exhibit to the Custodial Agreement, release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Trustee or Custodian, as applicable, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee or its custodian, as applicable, to the Servicer or the Master Servicer.

          Section 3.16 Documents, Records and Funds in Possession of Master Servicer to Be Held for Trustee.

          (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Certificate Account the amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee as provided in the applicable Servicing Agreement. The Master Servicer shall, and shall (to the extent provided in the applicable Servicing Agreement) cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the OTS, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the OTS or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

          (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

          (c) The Master Servicer hereby acknowledges that, concurrently with the execution of this Agreement, the Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds now or hereafter held by, or under the control of, the Master Servicer that are collected by the Master Servicer in connection with the Mortgage Loans, whether as Scheduled Payments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which a Servicer is entitled under its Servicing Agreement or the Master Servicer is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Trustee, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer shall be held by the Master Servicer for and on behalf of the Trustee as the Trustee's agent and bailee for purposes of perfecting the Trustee's security interest therein as provided by the applicable Uniform Commercial Code or other laws.

          (d) The Master Servicer agrees that it shall not create, incur or subject any Mortgage Loans, or any funds that are deposited in the Certificate Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

          Section 3.17 Representations and Warranties of the Master Servicer.

          (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

               (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

               (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

               (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (iv) the Master  Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

               (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

               (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Indenture or performing its obligations under this Agreement;

               (vii) the Master Servicer, or an Affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a FNMA- and FHLMC-approved seller/servicer;

               (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

               (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer; and

               (x) the Master Servicer has obtained an errors and omissions insurance policy and a fidelity bond, each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder.

          (b) It is understood and agreed that the representations and warranties set forth in this Section 3.17 shall survive the execution and delivery of this Agreement.

          Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by any of the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

          (c) It is understood and agreed that the representations and warranties of the Depositor set forth in Section 2.03 shall survive the execution and delivery of this Agreement. The Depositor shall indemnify the Master Servicer and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in Section 2.03 hereof. It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer as provided in this Section constitutes the sole remedy of the Master Servicer respecting a breach by the Depositor of the representations and warranties in Section 2.03.

          Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Section 2.03 hereof shall accrue upon discovery of such breach by either the Depositor or the Master Servicer or notice thereof by any one of such parties to the other parties.

          Section 3.18 Standard Hazard and Flood Insurance Policies.

          For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          Pursuant to Section 3.09, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies maintained pursuant to this Section 3.18 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Certificate Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 3.10.

          Section 3.19 Presentment of Claims and Collection of Proceeds.

          The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies shall be promptly deposited in the Certificate Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

          Section 3.20 Maintenance of the Primary Insurance Policies.

          (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable primary insurance policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect, primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of the related Servicing Agreement. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificate and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

          (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary insurance policies respecting defaulted Mortgage Loans. Pursuant to Section 3.09, any amounts collected by the Master Servicer or any Servicer under any primary insurance policies shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.21 Trustee to Retain Possession of Certain Insurance Policies and Documents.

          The Trustee (or the Custodian, if any, as directed by the Trustee) shall retain possession and custody of the originals of the primary insurance policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Indenture. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or its custodian, if any, as directed by the Trustee), upon the execution or receipt thereof the originals of the primary insurance policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

          Section 3.22 Realization upon Defaulted Mortgage Loans; Seller's Option to Purchase.

          The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

          In addition, the Seller shall have the option, but shall not be required, to purchase any Defaulted Mortgage Loan from the Trustee at the Purchase Price in the manner set forth in Sections 2.02 and 2.04 of this Agreement.

          Section 3.23 REO Property.

          (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall use its reasonable best efforts, to the extent provided in the applicable Servicing Agreement, to cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the applicable Servicing Agreement but in all events subject to the REMIC
Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the applicable Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

          (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Certificate Account.

          (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed Advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, however, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

          (d) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Certificate Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the Distribution Account on the next succeeding Distribution Date.

          Section 3.24 Reports to the Trustee.

          Not later than two Business Days following each Distribution Date, the Master Servicer shall deliver to the Trustee, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, "loan level" information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicers.

          Section 3.25 Annual Officer's Certificate as to Compliance.

          (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 1999, an Officer's Certificate, certifying that with respect to the period ending December 31: (i) such Master Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

          (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

          Section 3.26 Annual Independent Accountants' Servicing Report.

          If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Company on or before May 31 of each year, commencing on May 31, 1999 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master
Servicer's performance of its master servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Indenture and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for FHLMC or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Indenture, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by FHLMC requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

          Section 3.27 Merger or Consolidation.

          The Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor to the Master Servicer or one of its Affiliates shall be a Person that shall be qualified and approved to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $15,000,000.

          Section 3.28 Resignation of Master Servicer.

          The Master Servicer shall resign from the obligations and duties hereby imposed on it if it or the Trustee determines that the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, and may resign for any reason with 60 days' prior written notice to the Trustee. Any such determination requiring the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Such Opinion of Counsel shall be independent. No resignation of the Master Servicer shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement.

          Section  3.29  Assignment  or  Delegation  of Duties  by the  Master
                         Servicer.

          Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee, the Depositor or the Rating Agencies to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

          Section 3.30  Limitation  on  Liability  of the Master  Servicer and
                        Others.

          Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Indenture and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided in by Section 3.08.

          The Master Servicer shall not be liable for any acts or omissions of any Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant.

          Section 3.31 Indemnification; Third-Party Claims.

          The Master Servicer agrees to indemnify the Depositor and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor and the Trustee may sustain solely as a result of the failure of the Master Servicer to perform its material duties under this Agreement in compliance with its obligations hereunder to master service the Mortgage Loans in compliance with the terms of this Agreement. The Depositor and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor or the Trustee to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. This indemnification shall survive the termination of this Agreement and the resignation or removal of the Master Servicer.

                                  ARTICLE IV

                       DISTRIBUTIONS BY THE TRUSTEE AND
                           MASTER SERVICER ADVANCES

          Section 4.01 Distribution Account.

          The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount remitted by the Master Servicer pursuant to the second paragraph of Section 3.10;

               (ii) all Master Servicer Advances made pursuant to Section 4.02; and

               (iii) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted Investments.

          The foregoing requirements for remittance by the Master Servicer and deposit by the Trustee shall be exclusive. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.10. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (b) Each institution that maintains the Certificate Account or the Distribution Account shall invest the funds in each such account, as directed by the Master Servicer, in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day preceding the related Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such Account, then such Permitted Investment shall mature not later than the Business Day immediately preceding such Distribution Date) and (ii) in the case of the
Distribution Account, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made (i) in the case of the Certificate Account, in the name of the institution that maintains the Certificate Account (in its capacity as such), for the benefit of the Certificateholders or (ii) in the case of the Distribution Account, in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of any such investments shall be deposited by the Master Servicer, or the Trustee upon receipt from the Master Servicer, in the Certificate Account or the Distribution Account, as applicable, out of the Master Servicer's own funds immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 4.01.

          (c) The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account or the Distribution Account prior to any change thereof.

          Section 4.02 Master Servicer Advances.

          Subject to the conditions of this Article IV, the Master Servicer, as required below, shall make a Master Servicer Advance to the Trustee for deposit in the Distribution Account. Each such Master Servicer Advance shall be remitted to the Distribution Account no later than the close of business on the Business Day immediately preceding the related Distribution Date (the "Master Servicer Advance Date") in immediately available funds. The Master Servicer shall be obligated to make any such Master Servicer Advance only to the extent that (i) the applicable Servicer has not made its required Servicer Advance and (ii) such proposed Master Servicer Advance would not be a Non-recoverable Advance. If the Master Servicer shall have determined that it has made a Non-recoverable Advance or that a proposed Master Servicer Advance or a portion of such proposed Master Servicer Advance would constitute a Non-recoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such proposed Master Servicer Advance, and (ii) to the Depositor, each Rating Agency and the Trustee, an Officer's Certificate setting forth the basis for such determination.

          In lieu of making all or a portion of such Master Servicer Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Certificate Account that any amount held therein and not required for distribution on the immediately succeeding Distribution Date has been used by the Master Servicer in discharge of its obligation to make any such Master Servicer Advance and (ii) transfer such funds from the Certificate Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Master Servicer Advances of its own funds made pursuant to this Section as provided in Section 3.10. The obligation to make Master Servicer Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or purchased from the Trust Fund pursuant to any applicable provision of this Agreement or the related Mortgaged Property has been liquidated, except as otherwise provided in this Section 4.02.

          Section 4.03 Permitted Withdrawals from the Distribution Account.

          (a) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in or credited to the Distribution Account;

               (ii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein; and

               (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          Section 4.04 Distributions.

          On each Distribution Date, the Trustee shall withdraw the Available Funds, to the extent on deposit, from the Distribution Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, in each case to the extent of the remaining Available Funds:

     I.   From Available Funds allocable to interest on the Mortgage Loans:

          (a) on each Distribution Date, to the Classes of Senior Regular Certificates, pro rata, the Interest Distribution Amount, if any, with respect to each such Class;

          (b) on each Distribution Date, sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, in that order, the Interest Distribution Amount with respect to each such Class; and

          (c) on each Distribution Date, sequentially, to the Class B-1, Class-B-2 and Class B-3 Certificates, in that order, the Interest Distribution Amount with respect to each such Class.

     II.  From Available Funds allocable to principal of the Mortgage Loans:

          (a) on each Distribution Date, to the Class A-PO Certificates, an amount equal to the Principal Distribution Amount attributable to the PO Percentage of the Discount Mortgage Loans, until the Class Principal Balance of such Class is reduced to zero;

          (b) on each Distribution Date prior to July 2001,

               (i) to the Class A-R Certificates, the Remaining Principal Distribution Amount, until the Class Principal Balances thereof are reduced to zero;

               (ii)  sequentially,  to the Class A-1, Class A-2, Class A-3 and
          Class A-4 Certificates, in that order, the Remaining Principal Distribution Amount remaining after the foregoing distribution until the Class Principal Balances thereof are reduced to zero;

               (iii) to the Classes of the Mezzanine Certificates and the Subordinate Certificates, pro rata, the Remaining Principal Distribution Amount remaining after the foregoing distributions until the Class Principal Balances thereof are reduced to zero;

          (c) on each Distribution Date commencing in July 2001 and prior to July 2003,

               (iv) if the Senior Credit Enhancement Percentage on such date (before giving effect to any distributions on such date) is equal to or greater than 11.0% and a Trigger Event is not in effect, the Remaining Principal Distribution Amount in the following order of priority:

               (A) to the Classes of  Subordinate  Certificates,  pro rata, in
               such   proportion  as  shall  maintain  the  Mezzanine   Credit
               Enhancement Percentage at no less than 2.1%; and

               (B) the remainder, to the applicable Classes of Certificates in the order of priority specified in clause (b) above; and

               (v) if the Senior Credit Enhancement Percentage on such date (before giving effect to distributions on such date) is less than 11.0% or a Trigger Event is in effect, to the Classes of Certificates specified in clause (b) above, the Remaining Principal Distribution Amount;

          (d) on each Distribution Date commencing in July 2003,

               (vi) if the Senior Credit Enhancement Percentage on such date (before giving effect to distributions on such date) is equal to or greater than 11.0% and a Trigger Event is not in effect, the Remaining Principal Distribution Amount, in the following order of priority:

               (A) to the Classes of  Subordinate  Certificates,  pro rata, in
               such   proportion  as  shall  maintain  the  Mezzanine   Credit
               Enhancement Percentage at not less than 2.1%; and

               (B) the remainder, to the Classes of Senior Sequential Certificates and Mezzanine Certificates, pro rata, until the respective Class Principal Balances thereof are reduced to zero; and

               (vii) if the Senior Credit Enhancement Percentage on such date (before giving effect to distributions on such date) is less than 11.0% or a Trigger Event is in effect, the Remaining Principal Distribution Amount, in the following order of priority:

               (A) to the Classes of Senior Sequential Certificates, Mezzanine Certificates and Subordinate Certificates, pro rata, the Remaining Principal Distribution Amount less the amount of any Principal Prepayments included therein, until the respective Class Principal Balances thereof are reduced to zero;

               (B) to the Classes of Senior Sequential Certificates, pro rata, the Specified Percentage of the amount of Principal Prepayments with respect to the Non-PO Percentage of the Mortgage Loans included in the Remaining Principal Distribution Amount until the Senior Credit Enhancement Percentage is at least equal to 11.0% and a Trigger Event is not in effect; and

               (C) to the Classes of Mezzanine and Subordinate Certificates, pro rata, the Remaining Principal Distribution Amount until the respective Class Principal Balances thereof are reduced to zero; and

          Anything to the contrary in the foregoing paragraphs notwithstanding, if on any Distribution Date the Class Principal Balance of each Class of the Senior Sequential Certificates shall have been reduced to zero, the Remaining Principal Distribution Amount will be distributed on such date to the Classes of Mezzanine Certificates and Subordinate Certificates, pro rata; provided, however, that if a Credit Enhancement Lockout Event is in effect on such date with respect to one or more Classes of Mezzanine Certificates or Subordinate Certificates, the Remaining Principal Distribution Amount will be distributed on such date only to such Classes of Mezzanine Certificates and Subordinate Certificates, pro rata, as to which a Credit Enhancement Lockout Event is not in effect; and provided, further, if a Credit Enhancement Lockout Event is in effect on such date with respect to all Outstanding Classes of Mezzanine Certificates and Subordinate Certificates, the Remaining Principal Distribution Amount will be distributed on such date only to the then Outstanding Class of Mezzanine Certificates or Subordinate Certificates which is senior to all other Outstanding Classes of Mezzanine
Certificates and Subordinate Certificates as indicated by the order of subordination found in the definition of "Class Credit Enhancement Percentage" in Article I hereof.

          Anything to the contrary in the foregoing paragraphs notwithstanding, if on any Distribution Date the Net WAC Rate is less than the Pass-Through Rate applicable to any of the Senior Sequential Certificates, the Seller shall contribute to the Trust an amount equal to the difference between
(i) the Interest Distribution Amount on such Senior Sequential Certificates and (ii) the amount of interest that would have accrued on the Class Principal Balance of such Class calculated at the Net WAC Rate. The Seller shall also pay any tax imposed on "prohibited transactions" as defined in Section 860F(a)(2) of the Code as a result of such contribution.

          All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the Certificates of such Class, based on the Percentage Interest represented by each Certificate.

          Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold Certificates of a Denomination of $1,000,000 or more or, otherwise, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to
Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

          Before 5:00 p.m. Central time on the second Business Day following each Determination Date, the Master Servicer shall deliver a report to the Trustee in the form of computer readable magnetic tape (or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information as agreed to by the Master Servicer and the Trustee such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report"). The Trustee shall, not later than 12:00 noon Central time on the Master Servicer Advance Date, other than any Master Servicer Advance Date relating to any Distribution Date on which the proceeds of any Optional Call are being distributed, (i) furnish by telecopy a statement to the Master Servicer (the information in such statement to be made available to Certificateholders by the Trustee on request) setting forth the Available Funds for such Distribution Date and the amount to be withdrawn from the Certificate Account and (ii) determine (and notify the Master Servicer by telecopy of the results of such determination) the amount of Master Servicer Advances to be made by the Master Servicer in respect of the related Distribution Date; provided, however, that no Master Servicer Advance shall be made if it would be a Non-recoverable Advance; and provided, further, that any failure by the Trustee to notify the Master Servicer will not relieve the Master Servicer from any obligation to make any such Master Servicer Advances. The Trustee shall not be responsible to recompute, recalculate or verify information provided to it by the Master Servicer and shall be permitted to conclusively rely on any information provided to it by the Master Servicer.

          Section 4.05 Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates, the Master Servicer and the Depositor a statement setting forth:

               (i) the amount of the related distribution to Holders of each Class of Certificates allocable to principal, separately identifying
          (A) the aggregate amount of any Principal Prepayments included therein and (B) the aggregate of all Scheduled Payments of principal included therein;

               (ii) the amount of such distribution to Holders of each Class of Certificates allocable to interest, any Unpaid Interest Shortfall included in such distribution and any remaining Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) the Class Principal Balance or Class Notional Balance, as the case may be, of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (iv) the Pool Stated Principal Balance for the following Distribution Date;

               (v) (a) the aggregate of the Servicing Fees paid to or retained by the Servicers, (b) the compensation paid to the Master Servicer and (c) the compensation paid to the Trustee;

               (vi) the Pass-Through Rate for each Class of Certificates for such Distribution Date;

               (vii) the Net WAC Rate for such Distribution Date;

               (viii) the aggregate of the Stated Principal Balances of the Discount Loans and, for any Distribution Date following the Initial Optional Call Date, the weighted average of the Net Mortgage Rates of the Discount Loans;

               (ix) (a) the amount of Servicer Advances included in the distribution on such Distribution Date and (b) the amount of Master Servicer Advances included in the distribution on such Distribution Date;

               (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure)
          (1) 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, (B) in foreclosure and delinquent (1) 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, and (C) as to which foreclosure has been postponed, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi)  the   Rolling   Six-Month   Delinquency   Rate  for  such
          Distribution Date;

               (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xiii) the total number and principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

               (xiv) with respect to any Liquidated Loan, the loan number, Stated Principal Balance and Realized Losses relating thereto;

               (xv) the aggregate Stated Principal Balance of all Liquidated Loans, the aggregate of all Realized Losses relating thereto incurred during the preceding calendar month, and the portion of such Realized Losses attributable to Special Hazard Losses, Fraud Losses and Bankruptcy Losses, respectively;

               (xvi) the aggregate amount of Realized Losses allocated to each Class of Certificates for such Distribution Date;

               (xvii) the Senior Credit Enhancement Percentage, the Mezzanine Credit Enhancement Percentage and such Class Credit Enhancement Percentage separately stated, before and after giving effect to distributions on such Distribution Date;

               (xviii)   whether  a  Trigger  Event  is  in  effect  for  such
          Distribution Date;

               (xix) whether a Credit Enhancement Lockout Event with respect to each Class of the Mezzanine Certificates and the Subordinate Certificates is in effect for such Distribution Date;

               (xx) whether a Stepdown Condition Precedent is in effect for such Distribution Date; and

              (xxi) the Purchase Price paid for any Defective Mortgage Loans and Defaulted Mortgage Loans purchased by the Seller or the applicable Servicer and any Substitution Adjustment Amounts paid in connection with any Replacement Mortgage Loans.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information obtained from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this
Section 4.05 to (i) Redwood Trust, Inc. at 591 Redwood Highway, Suite 3100, Mill Valley, California 94941, (ii) each Rating Agency at its address specified in Section 10.05(b) hereof and (iii) Bloomberg Financial Markets at 499 Park Avenue, New York, New York 10022, Attention: Mike Geller and 100 Business Park Drive, Skillman, New Jersey 08542, Attention: Doug Kemp.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class A-R and Class A-RLT Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class A-R or Class A-RLT Certificates.

                                   ARTICLE V

                               THE CERTIFICATES

          Section 5.01 The Certificates.

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum dollar Denominations, integral dollar multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum dollar Denomination) and aggregate dollar Denominations per Class as set forth in the following table:

                                                            Original
                                  Integral              Class Principal
                                  Multiples             Balance or Class
                Minimum         in Excess of                Notional
 Class        Denomination         Minimum                  Balance

  A-1          $  25,000           $1,000                $  225,459,000
  A-2          $  25,000           $1,000                $   95,000,000
  A-3          $  25,000           $1,000                $  164,200,000
  A-4          $  25,000           $1,000                $  121,922,720
  A-X1         $ 500,000           $1,000                $  225,459,000
  A-X2         $ 500,000           $1,000                $   95,000,000
  A-X3         $ 500,000           $1,000                $  164,200,000
  A-X4         $ 500,000           $1,000                $  121,922,720
  A-IO         $ 500,000           $1,000                $  595,721,313
  A-PO         $ 100,000           $1,000                $    3,033,074
  A-R          $      50             N/A                 $           50
  M-1          $  50,000           $1,000                $   16,127,300
  M-2          $  50,000           $1,000                $    7,741,100
  M-3          $  50,000           $1,000                $    4,838,200
  B-1          $ 250,000           $1,000                $    2,580,400
  B-2          $ 250,000           $1,000                $    1,935,300
  B-3          $ 250,000           $1,000                $    2,257,929
  A-RLT           N/A                N/A                         N/A

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth as attached hereto executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

          All  Certificates   surrendered  for  registration  of  Transfer  or
exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No Transfer of a Non-Publicly Offered Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit V (the "Transferor Certificate") and either Exhibit W (the "Investment Letter") or
Exhibit X (the "Rule 144A Letter"). In the event that such a Transfer is to be made within two years from the date of the initial issuance of Certificates pursuant hereto (other than (x) the initial Transfer of any such Certificate by Greenwich Capital Markets, Inc. or (y) a Transfer as to which the proposed transferee has provided a Rule 144A Letter), there shall also be delivered to the Trustee an Opinion of Counsel that such Transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of a Non-Publicly Offered Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Non-Publicly Offered Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

          No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan (including any insurance company using assets in its general or separate accounts that may constitute assets of any such plan), or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of such ERISA Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Master Servicer and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee and the Master Servicer of an Opinion of Counsel satisfactory to the Trustee and the Master Servicer as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee and the Master Servicer an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of an ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (1) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (2) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit U.

Each  Person  holding  or  acquiring  any  Ownership  Interest  in a  Residual
Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate. The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder that is not a Permitted Transferee, and the Master Servicer shall be reimbursed for its reasonable expenses therefor by the Person liable for such tax.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause the Lower Tier REMIC or the Upper Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Lower Tier REMIC or the Upper Tier REMIC, the Trust Fund, any Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller or the Master Servicer.

          Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 5.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

          Section 5.04 Persons Deemed Owners.

          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          Section  5.05  Access  to  List  of  Certificateholders'  Names  and
                         Addresses.

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06 Book-Entry Certificates.

          The Certificates (other than the Class A-R, Class A-RLT, Class B-1, Class B-2 and Class B-3 Certificates to be issued in definitive fully registered, certificate form) upon original issuance shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 5.08:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Depositor, the Master Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c)   registration  of  the  Book-Entry   Certificates  may  not  be
transferred by the Trustee except to another Depository;

          (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued with respect to the Certificates (other than the Class A-R, Class A-RLT, Class B-1, Class B-2 and Class B-3 Certificates) pursuant to Section 5.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

          (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of a Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

          Section 5.07 Notices to Depository.

          Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

          Section 5.08 Definitive Certificates.

          If, after Book-Entry Certificates have been issued with respect to the Certificates (other than the Class A-R, Class A-RLT, Class B-1, Class B-2 and Class B-3 Certificates) (a) the Depositor advises the Trustee that the
Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by the related Class advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates.
Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

          Section 5.09 Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices at First Union National Bank, NC 1779, 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, offices for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                         THE DEPOSITOR AND THE SELLER

          Section 6.01 Respective Liabilities of the Depositor and the Seller.

          The Depositor and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          Section 6.02 [Reserved.]

          Section 6.03 Limitation on Liability of the Depositor, the Seller and Others.

          None of the Depositor, the Seller or any of the directors, officers, employees or agents of the Depositor or the Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Seller or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or the Seller or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller and any director, officer, employee or agent of the Depositor or the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor and the Seller shall be entitled to be reimbursed therefor out of the Certificate Account.

                                 ARTICLE VII

                    DEFAULT; TERMINATION OF MASTER SERVICER

          Section 7.01 Events of Default; Trigger Event.

          "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

               (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) any failure of the Master Servicer to make any Advance in the manner and at the time required to be made pursuant to Section
          4.02 that continues unremedied for a period of one Business Day after the date on which telecopied notice of such failure, (followed by written notice delivered within one Business Day thereafter) requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee.

          If an Event of Default described in clauses (i) to (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced thereby, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If a Trigger Event shall occur, then, at the direction of the Holders of Certificates evidencing not less than 51% of the Voting Rights evidenced thereby, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in clause (vi) hereof subject to Section 3.08 hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.10(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          Section 7.02 Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided in Section 3.08, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.02. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.02 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Article III hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.08 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of master servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.03.

          Section 7.03 Notification to Certificateholders.

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          Section 8.01 Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable, individually or as Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance; and

               (iii) the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Section 8.02 Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

               (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

               (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

               (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

               (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

               (ix) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

          Section 8.03 Trustee Not Liable for Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          Section 8.04 Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses.

          The Master Servicer covenants and agrees (i) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and (ii) to pay or reimburse the Trustee, upon its request, for all reasonable expenses, disbursements and Advances incurred or made by the Trustee on behalf of the Trust Fund in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Trustee acting in its capacity as Trustee hereunder and (B) to the extent that the Trustee must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Fund, which acts or services are not in the ordinary course of the duties of a trustee, paying agent or certificate registrar, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons, except any such expense, disbursement or Advance as may arise from its negligence, bad faith or willful misconduct). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          Section 8.06 Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of the Offered Certificates below the ratings issued on the Closing Date (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 8.07 Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor and the Master Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and each Rating Agency, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in
Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          Section 8.08 Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor  trustee shall accept  appointment  as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Section 8.09 Merger or Consolidation of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.10 Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to Advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11 Tax Matters.

          It is intended that each of the REMICs established hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so each such REMIC shall qualify as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of each such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, on behalf of each REMIC, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for each REMIC; (c) make or cause to be made elections, on behalf of each REMIC to be treated as a REMIC on the federal tax return of each REMIC for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;
(e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct the affairs of each REMIC at all times that any Certificates are outstanding so as to maintain the status of each REMIC as a REMIC under REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of each REMIC; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on the Trust Fund prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal, state or local income tax or information returns; (j) maintain records relating to each REMIC, including but not limited to the income, expenses, assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent each REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of each REMIC, and otherwise act on behalf of each REMIC in relation to any tax matter involving each REMIC or controversy involving each REMIC.

          With respect to the Lower Tier REMIC, the Trustee shall account for distributions made from the Lower Tier REMIC as made on the first day of each calendar month. In addition, the Trustee shall account for income of the Lower Tier REMIC under the all-OID method at the Net WAC Rate and shall use the aggregation method as provided in Treasury Regulation ss. 1.1275-2(c).

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          Except as otherwise provided in this Agreement, in the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to the Trust Fund after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon the Trust Fund if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax and if any such other tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement, in that order, or
(iii) in all other cases, or in the event that the Trustee, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid, with amounts otherwise to be distributed to the Certificateholders, first by the Residual Certificates, second by the Subordinate Certificates, third by the Mezzanine Certificates, in inverse order of Class designation as among the Subordinate and Mezzanine Certificates, and, fourth, by the Senior Certificates, pro rata on the basis of the amounts otherwise distributable thereon. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by any Class of the Certificates, the Trustee is hereby authorized to retain on any Distribution Date, first, from the Holders of the Residual Certificates, second, from the Holders of the Class B-3, Class B-2 and Class B-1 Certificates, in that order, third, from the Holders of the Class M-3, Class M-2 and Class M-1 Certificates, in that order, and, fourth, from the Holders of the Senior Certificates pro rata, on the basis of the amounts otherwise distributable thereon, funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

                                  ARTICLE IX

                 TERMINATION AND OPTIONAL CERTIFICATE PURCHASE

          Section 9.01 Termination upon Liquidation or Purchase of all Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Holder of the Class A-RLT Certificate on or after the Initial Optional Call Date of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate in effect for such Distribution Date to but not including such Distribution Date and (ii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan) (less the good faith estimate of the Master Servicer of Servicing Advances to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

          Section 9.02 Final Distribution on the Certificates.

          If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee to send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee. If the Holder of the Class A-RLT Certificate on or after the Initial Optional Call Date elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 15 days prior to the date notice is to be mailed to the affected Certificateholders, the Holder of the Class A-RLT Certificate shall notify the Depositor and the Trustee of the date such Holder intends to terminate the Trust Fund and of the applicable purchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of such final distribution; provided, that in the event the Trustee determines that the Trust Fund will be terminated pursuant to clause (a) of Section 9.01, the Trustee shall notify the Certificateholders thereof no later than the fifteenth day preceding such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class in the order set forth in Section 4.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Certificates (other than the Senior IO Certificates and the Residual Certificates), the Class Principal Balance thereof, (ii) as to each Class of interest-bearing Certificates, all accrued and unpaid interest thereon (including, in the case of any termination pursuant to clause (a) of Section 9.01, interest accrued during the period from and including the first day of the calendar month in which such Distribution Date occurred to and including the day immediately preceding such Distribution Date), and (iii) as to the Class A-RLT Certificate, the amount, if any, that remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clauses (i) and (ii) above; provided, however, that the proceeds of any purchase by the Holder of the Class A-RLT Certificate of all Mortgage Loans and REO Property pursuant to Section 9.01 hereof shall be distributed in the following amounts and order of priority, to the extent of available proceeds:

          first, to the Holders of the Certificates, interest in the order set forth in clauses (a) through (c) of Section 4.04 I;

          second, to the Holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-PO Certificates, the Class Principal Balances thereof immediately prior to the Distribution Date on which such purchase is being made;

          third, to the Holders of the Class M-1, Class M-2 and Class M-3 Certificates, in that order, the respective Class Principal Balances thereof immediately prior to the Distribution Date on which such purchase is being made;

          fourth, to the Holders of the Class B-1, Class B-2 and Class B-3 Certificates, in that order, the respective Class Principal Balances thereof immediately prior to the Distribution Date on which such purchase is being made; and

          fifth, to the Holder of the Class A-RLT Certificate, any amounts remaining from such proceeds.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-RLT Certificateholder shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

          Section 9.03 Additional Termination Requirements.

          (a) In the event that the Class A-RLT Certificateholder exercises the Optional Call as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Class A-RLT Certificateholder, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) The Master Servicer shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Master Servicer shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

               (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

               (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class A-RLT Certificateholder all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

          (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.

          Section 9.04 Optional Certificate Purchase.

          On or prior to December 24, 2002, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Optional Call Account. If at any time in or after December 2002, the Class A-RLT Certificateholder notifies the Depositor and the Trustee of its intention to purchase all Outstanding Certificates not otherwise held by it on the immediately following Distribution Date, the Trustee shall notify the Certificateholders within two Business Days after its receipt of the aforementioned notice (but in no event later than the fifteenth day preceding such Distribution Date on which the Optional Call is to be exercised) that the final distribution to such Certificateholders is scheduled to be made, and the ownership of all such Certificates is to be transferred to the Class A-RLT Certificateholder on the specified Distribution Date. Any final distribution made pursuant to the immediately preceding sentence shall be made only upon the deposit in the Optional Call Account by the Class A-RLT Certificateholder of an amount equal to the sum of (i) the aggregate of the amounts specified in the fourth paragraph of Section 9.02 and (ii) an amount equal to interest accrued on all Classes of interest-bearing Certificates Outstanding on such date at the respective Pass-Through Rates applicable to such Distribution Date for the period from and including the first day of the calendar month in which such Distribution Date occurs to and including the day immediately preceding such Distribution Date (such sum, the "Optional Purchase Distribution Amount").

          Notice of the purchase of all Outstanding Certificates shall be given by the Trustee by letter to Certificateholders in accordance with the terms and conditions set forth in the second paragraph of Section 9.02.

          In the event such notice is given, the Class A-RLT Certificateholder shall deposit in the Optional Call Account, no later than 10:00 a.m. New York time on the Distribution Date on which the Optional Call is to be exercised, an amount equal to the Optional Purchase Distribution Amount.

          Upon presentation and surrender of the Outstanding Certificates, the Trustee shall cause to be withdrawn from the Optional Call Account and distributed on the applicable Distribution Date to the Certificateholders of each Outstanding Class, in the order set forth in Section 9.02 hereof with respect to a final purchase of the assets of the Trust Fund and in proportion to their respective Percentage Interests, an amount equal to (i) as to each Class of Certificates (other than the Senior IO Certificates and the Residual Certificates), the Class Principal Balance thereof and (ii) as to each Class of interest-bearing Certificates, all accrued and unpaid interest thereon (including interest accrued for the period specified in the last sentence of the first paragraph of this Section 9.04). The foregoing distribution shall be in addition to, and shall in no manner reduce, the amount otherwise distributable in respect of the Certificates pursuant to the terms hereof on and after the Distribution Date on which the Optional Call is exercised.

          In the event that any affected Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-RLT Certificateholder shall be entitled to all unclaimed funds.

          Notwithstanding the foregoing, upon the distribution to such Certificateholders of the Optional Certificate Distribution Amount on the applicable Distribution Date, all Outstanding Certificates theretofore held by such Certificateholders shall be transferred on the Certificate Register to the Holder of the Class A-RLT Certificate, whereupon the Class A-RLT Certificateholder shall be deemed to be the Holder of all Outstanding Certificates as of the immediately preceding Record Date. The foregoing Optional Call shall not be exercised more than once.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          Section 10.01 Amendment.

          This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee, the Depositor and the Master Servicer may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates; provided, however, that the Trustee shall have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of the Regular Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause the Lower Tier REMIC or the Upper Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          Section 10.02 Recordation of Agreement; Counterparts.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.03 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.04 Intention of Parties.

          It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholder.

          Section 10.05 Notices.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer, any Servicer or the Trustee and the appointment of any successor;

          4. The  repurchase or  substitution  of Mortgage  Loans  pursuant to
Section 2.03; and

          5. The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 4.04;

          2. Each annual statement as to compliance described in Section 3.17;
and

          3. Each annual independent public accountants' servicing report described in Section 3.18.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Secretary (b) in the case of the Master Servicer, Norwest Bank Minnesota, National Association, 111000 Broken Land Parkway, Columbia, Maryland 21040, Attention: Sequoia Mortgage Trust 3 or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, First Union National Bank, NC 1779, 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: Structured Finance/Sequoia Mortgage Trust 3 or such other address as the Trustee may hereafter furnish to the Depositor and Master Servicer; and (d) in the case of the Rating Agencies, (i) Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Structural Finance and (ii) Moody's Investors
Service,  Inc.,  99  Church  Street,  New  York,  New York  10007,  Attention:
Residential Mortgage Monitoring Group. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          Section 10.06 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.07 Assignment.

          Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 3.29, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          Section 10.08 Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 10.09 Inspection and Audit Rights.

          The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer.

          Section 10.10 Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                                     * * *

          IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              GREENWICH CAPITAL ACCEPTANCE, INC.,
                                as Depositor


                              By:  /s/ John Paul Graham
                                   __________________________________________
                                   Name:  John Paul Graham
                                   Title: Vice President




                              NORWEST BANK MINNESOTA, NATIONAL
                                ASSOCIATION, as Master Servicer


                              By:  /s/ Randall S. Reider
                                   ___________________________________________
                                   Name:  Randall S. Reider
                                   Title: Assistant Vice President




                              SEQUOIA MORTGAGE FUNDING CORPORATION, as Seller


                              By:  /s/ Douglas B. Hansen
                                   ___________________________________________
                                   Name:  Douglas B. Hansen
                                   Title: President




                              FIRST UNION NATIONAL BANK, not in its individual
                                capacity, but solely as Trustee


                              By:   /s/ Bryon Tinnin
                                    _________________________________________
                                    Name:  Bryon Tinnin
                                    Title: Corporate Trust Officer

STATE OF CONNECTICUT     )
                         )  ss.:
COUNTY OF FAIRFIELD      )

     On this 26th day of June, 1998, before me, a notary public in and for said State, appeared John Paul Graham, personally known to me on the basis of satisfactory evidence to be the Vice President of Greenwich Capital Acceptance, Inc., a Delaware corporation and one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Deborah McMahon
                                  ____________________________________________
                                                  Notary Public


[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

          On this 26th day of June, 1998, before me, a notary public in and for said State, appeared Randall S. Reider, personally known to me on the basis of satisfactory evidence to be an Assistant Vice President, of Norwest Bank Minnesota, National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  Ryan O'Connor
                                  ____________________________________________
                                                  Notary Public

[Notarial Seal]

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

          On this 26th day of June, 1998, before me, a notary public in and for said State, appeared Douglas B.Hansen, personally known to me on the basis of satisfactory evidence to be President of Sequoia Mortgage Funding Corporation, a Delaware corporation, a national banking association and one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  Ryan M. O'Connor
                                  ____________________________________________
                                                  Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

          On this 26th day of June, 1998, before me, a notary public in and for said State, appeared Bryon Tinnin, personally known to me on the basis of satisfactory evidence to be a Corporate Trust Officer, of First Union National Bank, a national banking association and one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  Ryan M. O'Connor
                                  ____________________________________________
                                                  Notary Public

[Notarial Seal]